       LEGG MASON
       GLOBAL TRUST, INC.
       -------------------------------------------------------------------------
       GLOBAL INCOME TRUST
       INTERNATIONAL EQUITY TRUST
       EMERGING MARKETS TRUST
       EUROPE FUND

                       ---------------------------------------------------------
                                  ANNUAL REPORT TO SHAREHOLDERS
                                  December 31, 2002
                                  Primary Class and Class A
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Global Trust, Inc.'s annual report for the Primary Class of Global Income Trust, International Equity Trust, and Emerging Markets Trust, and for the Primary Class and Class A of Europe Fund.

  The following table summarizes key statistics for the respective classes of each Fund, as of December 31, 2002:

                                                  Total Return(A)
                                                --------------------
                                                3 Months   12 Months
                                                --------   ---------
Global Income Trust Primary Class                +4.34%     +10.51%

International Equity Trust Primary Class         +4.84%     -12.73%

Emerging Markets Trust Primary Class             +9.51%     -14.29%

Europe Fund Primary Class                        +4.88%     -29.67%
  Class A (including front-end sales charge)     +0.06%     -32.49%
  Class A (excluding front-end sales charge)     +5.05%     -29.12%

  Beginning on page 3, the portfolio managers responsible for the Global Trust portfolios discuss results for 2002 and the investment outlook. The Funds' total returns for various periods ended December 31, 2002, are shown later in this report. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  PricewaterhouseCoopers LLP, Global Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 2002, are included in this report.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not indicate future performance.

accounts. Dollar cost averaging is a convenient and sensible way to invest, which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /s/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

January 31, 2003

Portfolio Managers' Comments

Global Income Trust

Market Overview

  One of the key features of the year 2002 was a dramatic swing in market expectations, in particular as they relate to the speed and strength of a rebound in the U.S. economy and to the future path of monetary policy in both the U.S. and in Europe. The year started with measured optimism. The stimulus to growth from monetary policy seemed formidable indeed as the Fed had lowered the federal funds rate by 475 basis points(A) in 2001 to just 1.75%, which seemed to be an extraordinarily stimulative rate to most observers. As the first quarter progressed, most economic indicators began to improve, leading to a further rise in optimism and even expectations of a V-shaped recovery. At the height of the optimism, eurodollar contracts, which are a good proxy for what the market expects to be the future course of short rates, were priced for 250 basis points of rate hikes by the Fed over the coming twelve months. Obviously, this did not materialize and the following quarter saw a sharp reversal of sentiment and rate expectations. Economic indicators turned down, the recovery, though real and ongoing, lost momentum, and talk about a double-dip and the rising risk of debt deflation made the rounds. In this environment, U.S. Treasury securities rallied strongly and outperformed other domestic sectors and international bond markets alike. They gained further momentum over the summer as equity markets sold off sharply and the corporate bond market was in disarray. Many observers believe that nothing is fundamentally wrong with the economy and that it was shocks like the corporate accounting scandals, the collapse of WorldCom, and geopolitical uncertainties that depressed risk-taking and economic activity. After all, a growth rate of 3% in 2002 was still a solid result. However, considering the size of the intended policy stimulus, the performance of asset markets and of the economy clearly came as a disappointment. The conclusion that emerges is that the heavy debt burden may impair the effectiveness of accommodative monetary policy and that the adjustment process will take longer.

  To stem eroding confidence and the economic impact of the summer's market turmoil, the Fed eased policy further, to 1.25% in the funds rate. As some optimism returned, investors flocked to corporate bonds, causing spreads to tighten substantially from historically wide levels.

  European government bonds followed U.S. Treasuries through most of the year, but did not quite match their performance. In December, the European Central Bank ("ECB") lowered rates by 50 basis points to 2.75% in response to falling inflation and a weak economy. Japanese government bonds rallied through most of 2002, finishing the year at ten-year yields of just 0.9%, close to their all-time low. Demand for these securities came almost exclusively from the Bank of Japan, which is buying them in an attempt to reflate the economy, and the domestic banking sector, which is holding them in place of a shrinking loan book.

---------------
(A) 100 basis points = 1%.

  Developments in currency markets were notable as the combination of lackluster growth, poor asset market performance and the prospect of an extended period of very low rates finally began to undermine the dollar. The U.S. currency depreciated by about 18% against the euro and about 11% against the yen. The dollar also lost ground against the Australian and Canadian dollars as well as the pound sterling.

Fund Performance

  The Fund posted a return of +10.51% for the year ended December 31, 2002, compared to +12.44% for the Lehman Global Aggregate Index,(B) 50% hedged to U.S. dollars. The Fund's currency strategy was a strong positive for performance as we established a short U.S. dollar position versus a basket of other currencies, mainly the euro, in March 2002 and carried that position throughout the year. The biggest drag on performance came from our overweight in corporate bonds in Europe and in the U.S. and our security selection within this sector. Another negative was our allocation to high yield corporates in the U.S. and to emerging market debt, although these bounced back strongly towards the end of the year. Our bias to be overweight Europe versus the U.S. and to have a yield curve flattening position in the U.S. was marginally detrimental to performance, as was the underweight in Japan. With the advantage of hindsight, we were somewhat late in grasping the full extent of the bond market rally in Europe, but long duration positions in Europe, in particular at the front end of the curve, contributed to performance from September to December.

Market Outlook and Strategy

  In the U.S., we expect the recovery to continue in 2003. A so-called 'double-dip' appears unlikely at present, but growth will be fairly slow when compared to previous recoveries and inflation will stay low. Corporate restructuring and further deleveraging should continue to keep investment activity subdued for a while, but improved balance sheets and ongoing productivity gains should ultimately support profits and lead to renewed investment. This corporate healing process should be beneficial to holders of corporate bonds, and we continue to hold allocations to corporates in the U.S. and Europe in excess of index levels. We also maintain modest allocations to U.S. high yield bonds and emerging market debt, which both appear attractive on valuation grounds.

  Even with this rather benign outlook of slow but steady growth we see further downside for the U.S. dollar, in particular but not only against the euro. Return on U.S. assets may, even in our scenario, not be strong enough to generate the kind

---------------

(B) This index provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan- European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency.

of inflows into the U.S. that would keep the currency stable or even allow it to strengthen, considering the requirements posed by the current account deficit. Additionally, monetary policy in the euro area does appear to be tighter on the margin, providing further support for the euro. We therefore maintain a short U.S. dollar position against a basket of other currencies. The outlook for the Japanese yen is not quite clear at this point. Further and more aggressive attempts to generate inflation are bound to weaken the currency, but the timing and extent of any policy shift remains uncertain. Additionally, the monetary transmission mechanism, which translates policy decisions into broader monetary aggregates, seems broken in Japan, or at least seriously impaired. The currency might also benefit from repatriation of capital invested abroad, considering that Japan sits on substantial savings.

  Since the launch of the euro, the European Central Bank ("ECB") has almost consistently been troubled by a weak currency and uncomfortably high inflation. As a result, the ECB followed the Fed only reluctantly and at reduced speed into the easing cycle. This approach is now bearing fruit as the euro is trading at levels last seen in 1999 and as inflation is set to come off sharply in 2003. With the euro strengthening further, growth weak and inflation soon in the ECB's comfort zone, further rate cuts can be expected. We consider another 50 to 75 basis points in rate cuts likely for this year.

  This makes Europe our preferred market for interest rate exposure. The Fund has a long duration position in the euro area versus its benchmark with most of the exposure at the front end of the curve. We maintain a short position in Japan on valuation grounds and at limited risk. In the U.S., the Fund has a modest long duration position with a bias to a flatter curve.

                                           Western Asset Management Company

January 22, 2003

              ---------------------------------------------------

International Equity Trust

Performance

  For the year, the Fund's total return was -12.73%, compared with -15.94% for the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East ("EAFE") Index.(A) The average international fund declined 16.19% for the year,

---------------

(A) An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio.

according to Lipper. By comparison, the S&P 500 Stock Composite Index(B) fell 22.10%.

  The primary focus of the Fund is stock selection across international regions and sectors. The Fund outperformed the benchmark, benefiting from positive stock selection across all three major regions, particularly within the European banking, financials ex-banks, and health care sectors. The secondary focus of the Fund, region and sector weights, also had a positive impact on the Fund for the year, most notably within the U.K. where the Fund's preference for consumer staples over health care stocks added value.

  The year 2002 was again tumultuous as major markets had significantly negative returns for the third year in a row. Within the MSCI EAFE Index, the return for continental Europe was off substantially, down over 20%; the U.K. declined 17%, more in line with the EAFE Index; while Japan outperformed the benchmark, down only 10.7%.

  In the fourth quarter, global markets rebounded. The MSCI EAFE Index rose 6.5%, led by Europe, which rose nearly 12%, and the U.K., up 8%. The return for Japan was a negative 5.7% for the period.

  All components of our stock selection process added value in 2002. The blend of value, growth, expectations and technical factors provided positive selection in most sectors. Our investment process focuses first on stock selection and second on the relative weighting of sectors and regions, driven by our bottom-up stock information. The sector model was also effective for the year, adding significantly to the portfolio.

Market Environment

  In 2002, European GDP forecasts, employment, and consumer and business confidence continued to disappoint, and there was a growing realization through the year that the key countries of Germany, France and Italy would fail to meet the guidelines of the Stability Pact. Although this appeared unsettling, markets were more sanguine, expecting that fiscal policy would not be tightened. The European Central Bank kept interest rates restrictive in the hope of fiscal discipline, but relented in December and eased monetary policy. The euro enjoyed significant appreciation for 2002 versus the U.S. dollar. Diversification from the dollar in the face of a potential Middle East conflict and a sharp reduction of European merger and acquisition activity in the U.S. are factors that will continue to influence currency movements in 2003.

  During the fourth quarter rally, the European sectors that had lagged for the first nine months of 2002 surged in the fourth quarter, led by information technology, telecoms and financials ex-banks.

---------------

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

  Looking forward, while the pace of monetary easing may play a role in sector selection, we believe stock selection will prove more important as companies restructure and adapt to the low growth, low inflation environment. An appreciating euro highlights the headwinds European companies, especially exporters, are facing with respect to earnings. This reaffirms our preference for the faster growing countries, such as Spain and Ireland. The Fund continues to underweight the larger European countries.

  For the year, the U.K. market performed in line with the index. Our current ranking for this market is slightly positive, driven by expectations of solid earnings and higher yields relative to bonds. Although earnings estimates are still revising lower, compared with the other regions, the U.K. appears attractive.

  Risks to the U.K. market going forward arise from a slowdown in housing prices, and changes in the low unemployment and relative currency levels. The current account deficit for the U.K. is now less than 1% of GDP, and GDP growth is expected to be below average levels, but still relatively better than other regions of the world. With a higher than average dividend yield of 3.6% and a lower P/E ratio, the U.K. offers better value than the U.S., Europe and Japan. Although we favor the market, we believe that most of our added value will come from selecting stocks that can participate in the current environment.

  Japan's superior relative performance for the year derived from several factors. After thirteen years of economic stagnation, expectations had reached rock-bottom levels. Secondly, earnings were expected to bounce significantly off 2001 lows (although the outcome is likely to show much lower growth). Thirdly, investors were encouraged by the absence of a banking crisis and the appointment of a Finance Minister who many hoped would address the problems of the banking system. In addition, dollar weakness enhanced Japanese returns for U.S.-based investors.

  Japan did not participate in the fourth quarter rally, as markets moved ahead on expectations of monetary reflation. Both the U.S. and Japan cut interest rates, but Japan's official discount rate was already close to zero. The only hope was for a more aggressive governor to be installed at the Bank of Japan. The current governor retires in March 2003, and Prime Minister Koizumi is expected to appoint a more pro-inflationary governor. The absence of any immediate stimulus shifted the focus to earnings downgrades, thus holding the Japanese market back in the fourth quarter.

  Looking ahead, the first quarter of the calendar year is traditionally unpredictable in Japan. The Japanese market may shrug off the weak earnings until the second quarter but the market's fortunes will be more closely tied to the global economy for 2003.

Strategy

  We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process must be customized by region and sector.

  The consensus forecasts a sustained, moderate growth environment in 2003 for the EAFE markets. Drivers of the recovery are accommodative monetary policy, low interest rates, low inflation and continued consumer demand. Jobless claims have dropped slightly and there has been some positive news on inventory restocking and successes in restructuring. The U.S. dollar is expected to remain flat to weak. Capital flows into the U.S. have slowed and relative economic growth is expected to be at the global average. This is expected to support EAFE investing in 2003 as it did in 2002.

  We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K. and the smaller regions through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

  The Fund, oriented towards fundamental measures of both value and growth, was attractively valued with a forward P/E ratio of 11.8x compared with 14.2x for the index, and with an attractive growth-to-P/E ratio, 1.2x for both the portfolio and the index.

                                           Batterymarch Financial Management,
                                           Inc.

January 23, 2003

              ---------------------------------------------------

Emerging Markets Trust

Performance

  For the year, the Fund's total return was -14.29%, compared with -6.00% for the Morgan Stanley Capital International ("MSCI") Emerging Markets Free ("EMF") Index.(A) Emerging markets significantly outpaced developed markets for the year; the S&P 500 Stock Composite Index(B) declined 22.10%, while the MSCI Europe, Australia and Far East ("EAFE") Index(C) fell 15.94%.

---------------

(A) A market-weighted aggregate of 26 individual emerging country indices. The Index takes into account local and market restrictions on share ownership by foreigners.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio.

  The Fund's return trailed the index return for 2002 due to negative stock selection in Asia, particularly in China and Taiwan. In 2001, stock selection in China had been the outstanding contributor to the Fund's outperformance.

  Most of the shortfall occurred in the difficult investment environment during the second and third quarters. The Fund had outperformed the benchmark in the strong first quarter of 2002, and participated in the fourth quarter rally of 2002, rising 9.51%. The EMF Index rose 10.04% for the fourth quarter, outperforming both the S&P 500 Index and the EAFE Index.

Market Commentary

  For the year, the Asian region declined only 4.9%, outperforming the 6.0% decline in the EMF Index. There was solid ground for this resilient performance. Asia's markets continue to be very attractively valued, at 9x P/E, while growth prospects remain strong. Perhaps as important, earnings quality in emerging markets in general, and Asia in particular, is currently better than in the developed markets. Earnings revisions are mixed, rather than predominantly down as in the developed world. We continue to like the region, particularly China, Korea, India and Thailand.

  The macro-economic picture in China in particular remains extremely positive, with 8% year-on-year GDP growth, for example. Indeed, growth in China is so positive that not only is economic activity domestically vibrant, but 2002 will likely be recorded as the first year that China's surge in imports (over 20% year-on-year) single-handedly pulled up the export-oriented Asian region in a sluggish global environment. While Asia lagged the 10.0% return in the EMF Index for the fourth quarter, the region generated a positive return of 4.9% for the same period.

  For the year, Latin America declined 22.4%, with Brazil falling over 30%, and Mexico down 13%. Well behind other markets for the year, the region led the global recovery rally in the fourth quarter, up over 20%, with Brazil gaining over 40%.

  In Brazil, President-elect Lula da Silva, with help from stronger markets and reduced risk aversion globally, has so far eased investor fears with a combination of market-friendly statements and cabinet-level appointments. The consensus expects a continuation of the fiscal prudence demonstrated during Cardoso's second term. Add to that significantly improved balance of payment numbers, an already undervalued currency and what many now see as an enhanced capacity to muster support for difficult reforms in Congress. In the third quarter, then-current debt spreads, interest rates and foreign exchange rates made Brazilian debt dynamics untenable; however, the market is beginning to discount a more benign scenario and a virtuous cycle could ensue.

  Within the region, the Fund is concentrated in large capitalization securities in Mexico and Brazil. We expect Mexico will benefit from an eventual economic upturn in the U.S.; Brazil is more sensitive to global liquidity conditions.

  For the year, the Europe, Middle East and Africa region rose 7.5%. South Africa confounded all skeptics, rising 28% in dollar terms; much of this return was the result of the rise in the rand relative to the dollar. The convergence plays of the Czech Republic and Hungary rose 44% and 30%. The return was only 1% in Poland, where severe doubts remain about economic prospects under the current administration. The countries most affected by war fears, Turkey and Israel, declined significantly. Finally, Russia, which was positively affected by war expectations through its exposure to rising oil prices, rose 15%. The region participated in the fourth quarter rally, up 7.5%, outperforming the EMF Index.

Strategy

  Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the eventual economic growth of emerging markets, at reasonable prices.

  In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We use both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (earnings expectations, growth, valuation and technical factors).

  The Fund is well diversified across sectors and markets, most overweighted in China and Thailand and most underweighted in Taiwan and Israel, relative to the benchmark.

Outlook

  Emerging markets outperformed the developed market indices both during the fourth quarter rally and for the year, although returns for 2002 were negative in the face of a difficult global investment environment. In a recovery environment, such as the one prevailing during the fourth quarter, we would expect emerging markets to outperform developed markets as investor risk aversion declines.

  Emerging markets appear to be attractively valued compared with developed markets, despite the relative outperformance of emerging markets in 2001 and 2002.

  The EMF Index had a forward P/E ratio at year end of 8.5x compared with 14.2x for the EAFE Index and 15.4x for the Russell 1000 Index.(D) The forecast growth rate for the EMF Index was 18% compared with 17% for EAFE and 16% for the Russell 1000. While emerging markets should trade at a discount to the developed world markets due to the higher risk, it is arguable that the valuation spread should not be this extreme. In the late 1990s, a more normal P/E ratio was 13.0x.

  The Fund remained more attractively valued than the emerging markets benchmark. The forward P/E for the Fund was 7.0x at year end and the forecast two-

---------------

(D) A capitalization-weighted, price-only index that comprises 1,000 of the largest capitalized U.S. domiciled companies. These companies have common stock that is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and NASDAQ, and are included in the Russell 3000 Index. This large-cap, market-oriented index is highly correlated with the S&P 500 Stock Composite Index.

year growth rate was 21%. The growth-to-P/E ratio for the portfolio was 3.3x compared with 2.0x for the emerging markets index.

                                           Batterymarch Financial Management,
                                           Inc.

January 23, 2003

              ---------------------------------------------------

Europe Fund

  Despite a pick-up in the fourth quarter, equity markets declined in all developed markets in 2002. This was the third consecutive down year in the U.S., Europe and Japan. During the third quarter, there was some intensification of the bearish trend - with particularly sharp declines in September. For the Morgan Stanley Capital International ("MSCI") Europe Index,(A) the third quarter was the worst since the third quarter of 1990, and early October saw what has so far been the low point of the current bear market. Equities rebounded from early October and through November but this petered out in December, which generally saw declining markets. Another feature of the final months of the year was a general increase in equity market volatility - from already high levels. Most markets during the fourth quarter had volatility levels around double their long-term average.

  The drivers of the market weakness remained similar to the previous year. Disappointment about the pace of economic recovery and fears of a "double-dip" recession were recurring themes. Since equity markets started the year pricing in a strong rebound, this lackluster economic performance exerted a negative force throughout the year. The Federal Reserve reacted most aggressively to this economic weakness, cutting rates to 1.75% by the end of the year. Despite the fact that economic news flow from Europe was generally weaker than the U.S., the European Central Bank ("ECB") seemed to be in denial for most of the year, until eventually cutting rates by 50 basis points(B) to 2.75% in early November. In the U.K., the Bank of England Monetary Policy Committee left rates on hold all year despite continued weakness in the manufacturing sector - though this weakness was offset by a resilient consumer sector, and in particular by strength in the property market.

  Another theme particularly in the first half of the year was corporate malpractice, with the aftermath of the Enron collapse in December 2001 extending well into the new year. This was followed by the U.S.'s largest-ever corporate bankruptcy, WorldCom, and by accounting scandals at Tyco, Xerox and Vivendi Universal - to name a few. The SEC's August deadline for CEOs to sign off on the validity of their financial reports appears to have been successful in restoring some confidence. There have also been some modifications of accounting practices,

---------------

(A) A broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries.
(B) 100 basis points = 1%.

particularly in the treatment of goodwill. While these measures have had the desired effect of making manipulation of the balance sheet more difficult, they have also resulted in a lowering of reported earnings numbers.

  Geopolitical tensions gathered pace throughout the second half of the year, as expectations rose that a U.S.-led invasion of Iraq was imminent. Tensions have played a major part in depressing investor confidence. While conflict between India and Pakistan was avoided, the conflict between Israelis and Palestinians deepened, and global terrorism in the form of bomb attacks resurfaced in the fourth quarter. While these events have had a generally negative impact on sentiment, the clearest impact was on oil prices - which rose to close at $32 in December (spot Brent Crude).

  This was a positive for the energy sector (-5.51% over the year), but apart from this, the year was dominated mainly by defensives. The best performing sectors in the MSCI Europe Index were consumer staples (-2.16%), materials (-8.66%), and utilities (-10.78%). The telecommunications and information technology sectors rallied strongly in the early part of the fourth quarter, but this did not prevent them from declining strongly over the year as a whole. Information technology fell by 51.99% and telecommunications by 25.93%. This polarization of returns was also evident at an individual stock level - as was rapid and dramatic rotation between sectors and styles and high overall volatility - as alluded to earlier.

  The Fund underperformed the Index during 2002. This underperformance was driven primarily by stock selection, with sector strategy having a smaller, though still negative, impact. Weak sectors for the portfolio included health care and consumer discretionary, though the issues here were stock-specific rather than reflecting any general sector theme or trend. A consequence of the high levels of volatility and low levels of confidence means that share prices continue to overshoot and undershoot dramatically on even quite limited news flow.

  The market environment remains characterized by considerable uncertainty, and therefore high volatility looks set to continue. Our central economic scenario is for the avoidance of a "double-dip" recession, and gradual economic improvement, though it is difficult to predict when this will feed through into a clear improvement in the environment for equities. In the meantime, these volatile conditions will continue to generate interesting opportunities at a stock-specific level. Our bottom-up emphasis and discipline in identifying quality growth targets and using price targets to time our entry and exit from these names will be key over the coming months.

                                 Lombard Odier Darier Hentsch Management Limited

January 27, 2003

Performance Information

Legg Mason Global Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 2002

  The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line for Class A shares of Europe Fund reflects the maximum sales charge of 4.75% (the return table shown with the respective graph provides information both including and excluding the effect of the maximum sales charge). The line representing the securities market index for each Fund does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

  Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  In 2001, the Global Income Trust changed its comparative index from the Salomon Smith Barney World Government Bond Index to the Lehman Global Aggregate Index (50% hedged to U.S. dollars) because the Lehman Global Aggregate Index is closer to the Fund's investment mandate.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. Europe Fund has an additional authorized class of shares:
Class A. Information about the Institutional Class is contained in a separate report to its shareholders. The Institutional Classes of Global Income Trust and Emerging Markets Trust are not currently active.

Global Income Trust -- Primary Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year           +10.51%           +10.51%
  Five Years         +16.05%            +3.02%
  Life of Class+     +57.00%            +4.75%
  -------------------------------------------------
  + Inception date: April 15, 1993
  -------------------------------------------------

[Global Income Trust Chart]

                                                                GLOBAL INCOME TRUST PRIMARY         SALOMON SMITH BARNEY WORLD
                                                                           CLASS                     GOVERNMENT BOND INDEX(A)
                                                                ---------------------------         --------------------------
4/15/93                                                                 $ 10000.00                         $ 10000.00
                                                                          10010.00                           10292.00
                                                                          10438.00                           10757.00
12/31/93                                                                  10676.00                           10753.00
                                                                          10361.00                           10753.00
                                                                          10404.00                           10825.00
                                                                          10736.00                           10952.00
12/31/94                                                                  10526.00                           11005.00
                                                                          11354.00                           12208.00
                                                                          12114.00                           12859.00
                                                                          12220.00                           12725.00
12/31/95                                                                  12716.00                           13100.00
                                                                          12657.00                           12854.00
                                                                          12809.00                           12907.00
                                                                          13243.00                           13259.00
12/31/96                                                                  13761.00                           13574.00
                                                                          13309.00                           13013.00
                                                                          13724.00                           13407.00
                                                                          13794.00                           13578.00
12/31/97                                                                  13528.00                           13606.00
                                                                          13598.00                           13713.00
                                                                          13789.00                           13985.00
                                                                          14182.00                           15150.00
12/31/98                                                                  15084.00                           15688.00
                                                                          14368.00                           15083.00
                                                                          13780.00                           14563.00
                                                                          14381.00                           15223.00
12/31/99                                                                  14597.00                           15019.00
                                                                          14315.00                           15045.00
                                                                          13935.00                           15023.00
                                                                          13675.00                           14629.00
12/31/00                                                                  13864.00                           15258.00
                                                                          13914.00                           14793.00
                                                                          13777.00                           14562.00
                                                                          14277.00                           15604.00
12/31/01                                                                  14206.00                           15107.00
                                                                          14030.00                           14863.00
                                                                          14616.00                           16595.00
                                                                          15046.00                           17237.00
12/31/02                                                                  15700.00                           18052.00

Global Income Trust Chart

                                                               GLOBAL INCOME TRUST - PRIMARY         LEHMAN GLOBAL AGGREGATE
                                                                           CLASS                             INDEX(B)
                                                               -----------------------------         -----------------------
12/31/98                                                                $ 10000.00                         $ 10000.00
3/31/99                                                                    9525.00                            9851.00
6/30/99                                                                    9135.00                            9667.00
9/30/99                                                                    9533.00                            9806.00
12/31/99                                                                   9677.00                            9754.00
3/31/00                                                                    9490.00                            9860.00
6/30/00                                                                    9238.00                            9964.00
9/30/00                                                                    9066.00                           10022.00
12/31/00                                                                   9191.00                           10410.00
3/31/01                                                                    9224.00                           10488.00
6/30/01                                                                    9134.00                           10486.00
9/30/01                                                                    9464.00                           10981.00
12/31/01                                                                   9418.00                           10867.00
3/31/02                                                                    9301.00                           10819.00
6/30/02                                                                    9689.00                           11455.00
9/30/02                                                                    9974.00                           11887.00
12/31/02                                                                  10408.00                           12219.00

 THE GRAPHS AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

International Equity Trust -- Primary Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -12.73%           -12.73%
  Five Years          -25.22%            -5.65%
  Life of Class+       -4.16%            -0.54%
  -------------------------------------------------
  + Inception date: February 17, 1995
  -------------------------------------------------

International Equity Chart

                                                            INTERNATIONAL EQUITY TRUST PRIMARY
                                                                          CLASS                         MSCI EAFE INDEX(C)
                                                            ----------------------------------          ------------------
2/17/95                                                                  10000.00                            10000.00
                                                                         10090.00                            10624.00
                                                                         10400.00                            10701.00
                                                                         10720.00                            11147.00
12/31/95                                                                 10811.00                            11598.00
                                                                         11438.00                            11933.00
                                                                         12054.00                            12122.00
                                                                         11993.00                            12107.00
12/31/96                                                                 12594.00                            12300.00
                                                                         12886.00                            12107.00
                                                                         14313.00                            13678.00
                                                                         14261.00                            13582.00
12/31/97                                                                 12816.00                            12518.00
                                                                         14828.00                            14360.00
                                                                         15133.00                            14512.00
                                                                         12097.00                            12450.00
12/31/98                                                                 13903.00                            15022.00
                                                                         13804.00                            15231.00
                                                                         14069.00                            15618.00
                                                                         14555.00                            16303.00
12/31/99                                                                 16765.00                            19072.00
                                                                         16329.00                            19052.00
                                                                         15475.00                            18297.00
                                                                         14089.00                            16821.00
12/31/00                                                                 13563.00                            16370.00
                                                                         11651.00                            14126.00
                                                                         11890.00                            13978.00
                                                                         10480.00                            12021.00
12/31/01                                                                 10982.00                            12860.00
                                                                         11173.00                            12985.00
                                                                         11113.00                            12651.00
                                                                          9142.00                            10155.00
12/31/02                                                                  9584.00                            10810.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

Emerging Markets Trust -- Primary Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -14.29%           -14.29%
  Five Years          -12.19%            -2.57%
  Life of Class+      -13.16%            -2.12%
  -------------------------------------------------
  + Inception date: May 28, 1996
  -------------------------------------------------

Emerging Markets Chart

                                                               EMERGING MARKETS TRUST PRIMARY
                                                                           CLASS                        MSCI EMF INDEX(D)
                                                               ------------------------------           -----------------
5/28/96                                                                   10000.00                           10000.00
                                                                          10020.00                           10062.00
                                                                           9970.00                            9698.00
12/31/96                                                                  10540.00                            9641.00
                                                                          11654.00                           10457.00
                                                                          12767.00                           11352.00
                                                                          12205.00                           10334.00
12/31/97                                                                   9889.00                            8524.00
                                                                          10351.00                            9052.00
                                                                           8373.00                            6916.00
                                                                           6014.00                            5394.00
12/31/98                                                                   6987.00                            6364.00
                                                                           8032.00                            7155.00
                                                                          10451.00                            8901.00
                                                                          10060.00                            8443.00
12/31/99                                                                  14055.00                           10590.00
                                                                          14828.00                           10847.00
                                                                          13463.00                            9744.00
                                                                          11666.00                            8477.00
12/31/00                                                                   9789.00                            7349.00
                                                                           9357.00                            6949.00
                                                                          10121.00                            7228.00
                                                                           7880.00                            5667.00
12/31/01                                                                  10131.00                            7174.00
                                                                          11096.00                            7994.00
                                                                           9990.00                            7323.00
                                                                           7930.00                            6129.00
12/31/02                                                                   8684.00                            6744.00


  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

Europe Fund -- Primary Class

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -29.67%           -29.67%
  Five Years          -33.14%            -7.74%
  Life of Class+      -32.68%            -7.02%
  -------------------------------------------------
  + Inception date: July 23, 1997
  -------------------------------------------------

[Europe Fund Primary Chart]

                                                                 EUROPE FUND PRIMARY CLASS             MSCI EUROPE INDEX(E)
                                                                 -------------------------             --------------------
7/23/97                                                                 $ 10000.00                         $ 10000.00
                                                                          10143.00                           10343.00
12/31/97                                                                  10068.00                           10350.00
                                                                          12616.00                           12452.00
                                                                          13273.00                           13093.00
                                                                          11522.00                           11205.00
12/31/98                                                                  14143.00                           13303.00
                                                                          14091.00                           13023.00
                                                                          13874.00                           12982.00
                                                                          13996.00                           13134.00
12/31/99                                                                  17599.00                           15418.00
                                                                          17423.00                           15430.00
                                                                          16269.00                           14942.00
                                                                          15161.00                           13850.00
12/31/00                                                                  13630.00                           14124.00
                                                                          10692.00                           11928.00
                                                                          10567.00                           11694.00
                                                                           8525.00                           10278.00
12/31/01                                                                   9571.00                           11313.00
                                                                           9201.00                           11301.00
                                                                           8511.00                           10793.00
                                                                           6418.00                            8328.00
12/31/02                                                                   6732.00                            9234.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

Europe Fund -- Class A

  --------------------------------------------------------------------------
                   Cumulative Total Return       Average Annual Total Return
  --------------------------------------------------------------------------
  One Year           -29.12%*     -32.49%           -29.12%*       -32.49%
  Five Years         -30.28%*     -33.59%            -6.96%*        -7.86%
  Ten Years          +60.78%*     +53.14%            +4.86%*        +4.35%
  --------------------------------------------------------------------------
  * These figures reflect return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second column in each section reflects return information including the sales charge.
  --------------------------------------------------------------------------

Europe Fund A5 chart

                                                                   EUROPE FUND CLASS A(F)              MSCI EUROPE INDEX(E)
                                                                   ----------------------              --------------------
12/31/92                                                                   9525.00                           10000.00
                                                                          10225.00                           10653.00
                                                                          10318.00                           10844.00
                                                                          11278.00                           11799.00
12/31/93                                                                  12305.00                           12928.00
                                                                          12059.00                           12735.00
                                                                          11576.00                           12565.00
                                                                          11925.00                           13102.00
12/31/94                                                                  11851.00                           13224.00
                                                                          12112.00                           14040.00
                                                                          13057.00                           14925.00
                                                                          13754.00                           15552.00
12/31/95                                                                  14163.00                           16083.00
                                                                          15837.00                           16680.00
                                                                          16926.00                           17117.00
                                                                          17262.00                           17770.00
12/31/96                                                                  16301.00                           19474.00
                                                                          19561.00                           20424.00
                                                                          19661.00                           22250.00
                                                                          22182.00                           24092.00
12/31/97                                                                  21964.00                           24109.00
                                                                          27618.00                           29004.00
                                                                          29125.00                           30496.00
                                                                          25327.00                           26100.00
12/31/98                                                                  31156.00                           30987.00
                                                                          31094.00                           30334.00
                                                                          30686.00                           30239.00
                                                                          31014.00                           30592.00
12/31/99                                                                  39072.00                           35912.00
                                                                          38758.00                           35941.00
                                                                          36260.00                           34805.00
                                                                          33852.00                           32261.00
12/31/00                                                                  30528.00                           32899.00
                                                                          23979.00                           27785.00
                                                                          23769.00                           27238.00
                                                                          19212.00                           23941.00
12/31/01                                                                  21606.00                           26352.00
                                                                          20808.00                           26324.00
                                                                          19273.00                           25139.00
                                                                          14578.00                           19399.00
12/31/02                                                                  15314.00                           21509.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
                                  WOULD PAY ON
              FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

---------------

(A) The Salomon Smith Barney World Government Bond Index measures the total return, in U.S. dollar terms, of a portfolio of the most liquid and highest quality bonds of each of fourteen countries. Index returns are for the periods beginning March 31, 1993. The Fund changed its comparative index from the Salomon Smith Barney World Government Bond Index to the Lehman Global Aggregate Index because the Lehman Global Aggregate Index is closer to the Fund's investment mandate.

(B) The Lehman Global Aggregate Index, which began on January 1, 1999, provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency. Index returns are for periods beginning January 1, 1999.

(C) The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio. Index returns are for the periods beginning February 28, 1995.

(D) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is a market-weighted aggregate of 26 individual emerging country indices and takes into account local and market restrictions on share ownership by foreigners. Index returns are for the periods beginning May 31, 1996.

(E) The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries. Index returns are for the periods beginning July 31, 1997, for Primary Class and December 31, 1992, for Class A.

(F) Prior to July 21, 1997, the Fund operated as a closed-end fund which reinvested all dividends and distributions at an average reported sales price on the New York Stock Exchange. The initial investment for Europe Fund Class A shares is net of the 4.75% sales charge.

Industry Diversification

Legg Mason Global Trust, Inc.
December 31, 2002 (Unaudited)

International Equity Trust

                               % OF NET
                                ASSETS     VALUE
-------------------------------------------------
                                           (000)
Auto Components                   2.2%    $ 1,783
Automobiles                       4.2       3,399
Banks                            13.4      10,869
Beverages                         0.8         680
Building Products                 0.2         197
Chemicals                         1.2         975
Commercial Services &
 Supplies                         0.2         211
Communications Equipment          1.6       1,346
Computers & Peripherals           0.2         170
Construction & Engineering        3.1       2,501
Construction Materials            0.3         251
Containers and Packaging          0.7         544
Distributors                      0.3         227
Diversified Financials            2.6       2,102
Diversified
 Telecommunications               5.1       4,170
Electric Equipment &
 Instruments                      1.4       1,115
Electric Utilities                2.4       1,988
Food & Drug Retailing             1.8       1,425
Food Products                     4.2       3,382
Gas Utilities                     1.9       1,523
Health Care Equipment             2.6       2,083
Health Care Providers &
 Services                         1.0         826
Hotels, Restaurants & Leisure     0.8         632
Household Durables                5.7       4,620
Industrial Conglomerates          0.8         631
Insurance                         2.3       1,865
Internet & Catalog Retail         0.3         244

                               % OF NET
                                ASSETS     VALUE
-------------------------------------------------
                                           (000)
Internet Software & Services      0.2%    $   122
Leisure Equipment & Products      0.4         335
Machinery                         0.4         335
Marine                            1.4       1,096
Media                             0.2         179
Metals & Mining                   1.0         820
Multi-Line Retail                 1.2         961
Multi-Utilities                   0.6         524
Office Electronics                1.7       1,381
Oil & Gas                        10.6       8,617
Paper & Forest Products           1.3       1,062
Personal Products                 0.8         685
Pharmaceuticals                   7.8       6,320
Real Estate                       1.7       1,375
Road & Rail                       0.1          69
Semiconductor Equipment &
 Products                         1.4       1,117
Software                          0.3         210
Specialty Retail                  0.5         411
Textiles & Apparel                0.2         173
Tobacco                           1.2         939
Trading Companies &
 Distributors                     1.0         812
Transportation Infrastructure     0.6         462
Water Utilities                   1.1         931
Wireless Telecommunication
 Services                         3.0       2,435
                                -----     -------
Total Investment Portfolio      100.0      81,130
Other Assets Less Liabilities     0.0          36
                                -----     -------
NET ASSETS                      100.0%    $81,166
                                =====     =======

Emerging Markets Trust
                                   % OF NET
                                    ASSETS     VALUE
-----------------------------------------------------
                                               (000)
Aerospace & Defense                   1.0%    $   528
Airports                              0.7         360
Automobiles                           2.3       1,186
Banks                                 6.7       3,475
Beverages                             2.5       1,290
Building Products                     0.0          18
Chemicals                             0.3         138
Communications Equipment              2.6       1,350
Computers & Peripherals               0.2         122
Construction & Engineering            3.5       1,833
Construction Materials                0.9         466
Diversified Financials                3.6       1,854
Diversified Telecommunications        8.6       4,475
Electric Utilities                    0.9         452
Electronic Equipment &
 Instruments                          6.0       3,102
Food & Drug Retailing                 0.4         225
Food Products                         1.5         781
Gas Utilities                         0.3         173
Hotels, Restaurants & Leisure         1.9         992
Household Durables                    1.8         918
Industrial Conglomerates              4.8       2,465
Insurance                             0.4         206
Internet Software & Services          0.9         459
IT Consulting & Services              0.5         270
Leisure Equipment & Products          0.1          48
Machinery                             0.4         227
Marine                                1.3         660
Media                                 0.1          43
Metals & Mining                      11.9       6,144
Multi-Line Retail                     2.1       1,082
Oil & Gas                             9.2       4,791
Paper Products                        0.5         267
Pharmaceuticals                       1.5         786
Real Estate                           0.9         473
Semiconductor Equipment &
 Products                            10.4       5,378
Specialty Retail                      0.4         215
Telecommunications Services           2.5       1,289
Textiles                              0.3         169
Transportation Infrastructure         0.7         366
Water Utilities                       0.1%    $    61
Wireless Telecommunication
 Services                             3.5       1,787
                                    -----     -------
Total Investment Portfolio           98.2      50,924
Other Assets Less Liabilities         1.8         937
                                    -----     -------
NET ASSETS                          100.0%    $51,861
                                    =====     =======

Europe Fund
                                   % OF NET
                                    ASSETS     VALUE
-----------------------------------------------------
                                               (000)
Automobiles                           2.9%    $   929
Banks                                18.0       5,832
Beverages                             1.6         517
Chemicals                             1.3         413
Commercial Services & Supplies        1.5         473
Communications Equipment              3.2       1,052
Construction & Engineering            2.8         900
Diversified Financials                4.0       1,314
Diversified Telecommunications        3.6       1,162
Food & Drug Retailing                 2.1         684
Food Products                         4.4       1,435
Health Care Providers & Services      1.2         399
Hotels, Restaurants & Leisure         1.2         406
Household Durables                    2.7         878
Insurance                             3.4       1,100
IT Consulting & Services              1.0         331
Machinery                             0.7         229
Media                                 4.0       1,287
Metals & Mining                       2.6         860
Oil & Gas                            13.8       4,460
Pharmaceuticals                       8.6       2,777
Semiconductor Equipment &
 Products                             1.1         347
Specialty Retail                      2.3         734
Tobacco                               1.0         340
Wireless Telecommunication
 Services                             6.4       2,065
Utilities                             1.4         456
                                    -----     -------
Total Investment Portfolio           96.8      31,380
Other Assets Less Liabilities         3.2       1,053
                                    -----     -------
NET ASSETS                          100.0%    $32,433
                                    =====     =======

Statement of Net Assets

Legg Mason Global Trust, Inc.

December 31, 2002
(Amounts in Thousands)

Global Income Trust

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
Long-Term Securities -- 79.9%

British Sterling -- 2.8%
Corporate Bonds and Notes -- 2.8%
 Auto Parts and Equipment -- 0.6%
 GKN Holdings plc                                  6.750%     10/28/19         153      $   248
                                                                                        -------
 Banks -- 0.5%
 Royal Bank of Scotland plc                        9.625%      6/22/15          90          203
                                                                                        -------
 Containers and Packaging -- 0.2%
 Chesapeake Corporation                           10.375%     11/15/11          35           57(B)
                                                                                        -------
 Diversified Financial Services -- 0.4%
 Annington Finance No 4                            8.070%      1/10/23         100          180
                                                                                        -------
 Diversified Services -- 0.1%
 Enodis plc                                       10.375%      4/15/12          30           49
                                                                                        -------
 Food, Beverage and Tobacco -- 0.1%
 Premier International Foods                      12.250%      9/1/09           20           35
                                                                                        -------
 Gaming -- 0.1%
 Gala Group Holdings plc                          12.000%      6/1/10           30           54
                                                                                        -------
 Insurance -- 0.3%
 Friends Provident Finance plc                     9.125%     11/29/49          68          116(B)
                                                                                        -------
 Investment Management -- 0.5%
 Mellon Funding Corporation                        6.375%      11/8/11         116          201
                                                                                        -------
Total British Sterling                                                                    1,143
-----------------------------------------------------------------------------------------------

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
Euro -- 18.0%
Corporate Bonds and Notes -- 9.9%
 Auto Parts and Equipment -- 0.1%
 Lear Corporation                                  8.125%      4/1/08           30      $    32
                                                                                        -------
 Banking and Finance -- 0.7%
 Banca Popolare di Bergamo-Credito Varesino Scrl   8.364%     12/29/49         158          175(C)
 National Rural Utilities Cooperative Finance
   Corporation                                     6.500%      3/14/07         111          123
                                                                                        -------
                                                                                            298
                                                                                        -------
 Banks -- 2.6%
 Bank of Scotland                                  5.125%      12/5/13         157          171(C)
 Fortis Banque                                     6.500%     12/31/49         100          108(C)
 Lloyds TSB Capital 1                              7.375%      2/7/49          300          362(C)
 RBS Capital Trust A                               6.467%     12/31/49         134          151
 SanPaolo IMI Capital                              8.126%     12/31/49         220          266(C)
                                                                                        -------
                                                                                          1,058
                                                                                        -------
 Chemicals -- 0.2%
 Kronos International Inc.                         8.875%      6/30/09          40           42
 Messer Grieshiem Holding                         10.375%      6/1/11           30           34
 Rhodia SA                                         6.000%      3/26/06          20           20
                                                                                        -------
                                                                                             96
                                                                                        -------
 Containers and Packaging -- 0.1%
 Kappa Beheer B.V.                                10.625%      7/15/09          40           44
 Kloeckner Pentaplast SA                           9.375%      2/15/12          10           11(B)
                                                                                        -------
                                                                                             55
                                                                                        -------
 Diversified Financial Services -- 1.3%
 Citigroup Inc.                                    4.625%     11/14/07         181          195
 Irish Life & Permanent plc                        6.250%      2/15/11         300          339
                                                                                        -------
                                                                                            534
                                                                                        -------
 Diversified Services -- 0.2%
 Invensys plc                                      5.500%      4/1/05          110          100
                                                                                        -------
 Food, Beverage and Tobacco -- 0.8%
 Gallaher Group Plc                                5.750%      10/2/06         261          287
 Kamps AG                                          8.500%      2/15/09          30           34(B)
                                                                                        -------
                                                                                            321
                                                                                        -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
Euro -- Continued
Corporate Bonds and Notes -- Continued
 Homebuilding -- 0.1%
 Kaufman & Broad SA                                8.750%      8/1/09           25      $    27(B)
                                                                                        -------
 Industrial Services -- 0.1%
 Johnsondiversey Inc.                              9.625%      5/15/12          50           53(B)
                                                                                        -------
 Investment Management -- 0.2%
 Fidelity International Ltd.                       6.250%      3/21/12          68           70
                                                                                        -------
 Manufacturing (Diversified) -- 0.7%
 FKI plc                                           6.625%      2/22/10          50           48
 Tyco International Group SA                       6.125%      4/4/07          260          242
                                                                                        -------
                                                                                            290
                                                                                        -------
 Medical Products -- 0.1%
 Fresenius Medical Care Capital Trust V            7.375%      6/15/11          50           49
                                                                                        -------
 Real Estate -- 0.1%
 Jones Lang Lasalle Finance Inc.                   9.000%      6/15/07          50           53
                                                                                        -------
 Special Purpose -- 1.4%
 Ahold Finance USA, Inc.                           5.875%      3/14/12         127          128
 Bombardier Capital Funding LP                     6.125%      5/14/07          60           53
 Hilton Group Finance PLC                          6.500%      7/17/09         110          121
 Imperial Tobacco Finance plc                      6.375%      9/27/06         240          267
 Sanitec International SA                          9.000%      5/15/12          10           10(B)
                                                                                        -------
                                                                                            579
                                                                                        -------
 Telecommunications -- 1.1%
 British Telecom plc                               7.125%      2/15/11         235          276
 Deutsche Telekom International Finance BV         8.125%      5/29/12          65           76
 Royal KPN N.V.                                    7.250%      4/12/06          75           86
                                                                                        -------
                                                                                            438
                                                                                        -------
 Utilities -- 0.1%
 Grohe Holding GMBH                               11.500%     11/15/10          30           35
                                                                                        -------
Total Corporate Bonds and Notes                                                           4,088
                                                                                        -------


                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
Euro -- Continued
Government Obligations -- 8.1%
 Fixed Rate Securities -- 8.1%
 Federal Republic of Germany                       4.000%      2/16/07          51      $    55
 Federal Republic of Germany                       6.000%      7/4/07          850          986
 Federal Republic of Germany                       4.750%      7/4/08          240          266
 Federal Republic of Germany                       5.000%      1/4/12          270          300
 Italian Republic                                  6.000%      5/1/31          590          718
 Italian Republic                                  5.750%      2/1/33          700          821
 Republic of Croatia                               6.250%      2/11/09         211          234
                                                                                        -------
Total Government Obligations                                                              3,380
                                                                                        -------
Total Euro                                                                                7,468
-----------------------------------------------------------------------------------------------
Japanese Yen -- 6.7%
Corporate Bonds and Notes -- 4.6%
 Banking and Finance -- 3.9%
 Development Bank of Japan                         1.400%      6/20/12      66,000          580
 Development Bank of Japan                         1.700%      9/20/22      37,000          315
 Toyota Motor Credit Corporation                   0.750%      6/9/08       85,000          725
                                                                                        -------
                                                                                          1,620
                                                                                        -------
 Diversified Financial Services -- 0.7%
 General Electric Capital Corporation              1.400%      11/2/06      34,000          295
                                                                                        -------
Total Corporate Bonds and Notes                                                           1,915
                                                                                        -------

Government Obligations -- 2.1%
 Fixed Rate Securities -- 2.1%
 Japan Finance Corporation for Municipal
   Enterprises                                     1.550%      2/21/12      66,000          590
 Quebec Province                                   1.600%      5/9/13       30,000          265
                                                                                        -------
Total Government Obligations                                                                855
                                                                                        -------
Total Japanese Yen                                                                        2,770
-----------------------------------------------------------------------------------------------
Swedish Krona -- 3.4%
Corporate Bonds and Notes -- 3.4%
 Banking and Finance -- 3.4%
 AB Spintab                                        5.000%      6/21/06      12,000        1,406
-----------------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
United States Dollar -- 49.0%
Corporate Bonds and Notes -- 18.2%
 Aerospace/Defense -- 0.4%
 Systems 2001 Asset Trust                          6.664%      9/15/13         170      $   184(B)
                                                                                        -------
 Auto Parts and Equipment -- 0.1%
 American Axle & Manufacturing Inc.                9.750%      3/1/09           17           18
 Lear Corporation                                  8.110%      5/15/09          13           14
                                                                                        -------
                                                                                             32
                                                                                        -------
 Banking and Finance -- 1.1%
 Ford Motor Credit Company                         7.600%      8/1/05          250          255
 Ford Motor Credit Company                         7.375%      2/1/11           50           49
 Household Finance Corporation                     8.000%      7/15/10          50           56
 Household Finance Corporation                     7.000%      5/15/12          80           88
                                                                                        -------
                                                                                            448
                                                                                        -------
 Banks -- 1.9%
 Bank of America Corporation                       7.400%      1/15/11         140          165
 Bank One Corporation                              5.900%     11/15/11         180          195
 Wells Fargo Bank NA, San Francisco                6.450%      2/1/11          380          427
                                                                                        -------
                                                                                            787
                                                                                        -------
 Building Materials -- 0.3%
 American Standard, Inc.                           7.375%      2/1/08            7            7
 American Standard, Inc.                           7.625%      2/15/10          30           32
 Nortek Holdings, Inc.                             9.250%      3/15/07          40           41
 Nortek Holdings, Inc.                             8.875%      8/1/08           27           28
                                                                                        -------
                                                                                            108
                                                                                        -------
 Cable -- N.M.
 CSC Holdings Inc.                                 7.625%      4/1/11            1            1
 CSC Holdings Inc.                                 7.875%      2/15/18          20           18
 CSC Holdings Inc.                                 7.625%      7/15/18           3            3
                                                                                        -------
                                                                                             22
                                                                                        -------
 Casino Resorts -- 0.2%
 Harrah's Operating Company, Inc.                  7.875%     12/15/05          35           37
 Mirage Resorts, Incorporated                      6.625%      2/1/05           19           19
 Park Place Entertainment Corporation              9.375%      2/15/07          17           18
 Park Place Entertainment Corporation              8.125%      5/15/11          10           11
                                                                                        -------
                                                                                             85
                                                                                        -------

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Chemicals -- 0.8%
 Avecia Group PLC                                 11.000%      7/1/09           13      $    10(D)
 FMC Corporation                                  10.250%      11/1/09          12           13(B)
 IMC Global Inc.                                  10.875%      6/1/08            4            4
 IMC Global Inc.                                  11.250%      6/1/11           10           11
 MacDermid, Incorporated                           9.125%      7/15/11          14           15
 Rohm and Haas Company                             7.400%      7/15/09         250          289
                                                                                        -------
                                                                                            342
                                                                                        -------
 Computer Services and Systems -- 0.1%
 Unisys Corporation                                7.250%      1/15/05          27           27
                                                                                        -------
 Consumer Products -- 0.7%
 Unilever Capital Corporation                      7.125%      11/1/10         230          271
                                                                                        -------
 Containers and Packaging -- N.M.
 Ball Corporation                                  6.875%     12/15/12           4            4(B)
                                                                                        -------
 Diversified Financial Services -- 0.6%
 Associates Corporation of North America           5.800%      4/20/04         250          262
                                                                                        -------
 Electric -- N.M.
 Southern California Edison Company                8.950%      11/3/03           4            4
                                                                                        -------
 Electronics -- 0.1%
 Flextronics International Ltd.                    9.875%      7/1/10           16           17(D)
 L-3 Communications Corp.                          7.625%      6/15/12          17           18
 Sanmina-SCI Corporation                          10.375%      1/15/10           4            4(B)
                                                                                        -------
                                                                                             39
                                                                                        -------
 Energy -- 1.3%
 Calpine Corporation                               8.500%      2/15/11          50           22
 CMS Energy Corporation                            9.875%     10/15/07          75           71
 FirstEnergy Corp.                                 6.450%     11/15/11          60           60
 FirstEnergy Corp.                                 7.375%     11/15/31          50           48

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Energy -- Continued
 Korea Electric Power Corporation                  7.750%      4/1/13          200      $   241(D)
 Peabody Energy Corporation                        9.625%      5/15/08          75           79
                                                                                        -------
                                                                                            521
                                                                                        -------
 Environmental Services -- 0.6%
 Allied Waste North America Incorporated           8.875%      4/1/08           60           61
 Waste Management, Inc.                            6.875%      5/15/09         175          184
                                                                                        -------
                                                                                            245
                                                                                        -------
 Food, Beverage and Tobacco -- 2.2%
 Constellation Brands, Inc.                        8.000%      2/15/08          18           19
 Constellation Brands, Inc.                        8.500%      3/1/09           14           14
 Kellogg Company                                   7.450%      4/1/31          200          244
 Sara Lee Corporation                              6.250%      9/15/11         180          202
 Smithfield Foods, Inc.                            8.000%     10/15/09          16           16
 The Pepsi Bottling Group, Inc.                    7.000%      3/1/29          350          407
                                                                                        -------
                                                                                            902
                                                                                        -------
 Gaming -- 0.1%
 International Game Technology                     8.375%      5/15/09          22           24
 Mohegan Tribal Gaming Authority                   8.125%      1/1/06           10           11
 Mohegan Tribal Gaming Authority                   8.750%      1/1/09            1            1
 Mohegan Tribal Gaming Authority                   8.000%      4/1/12            8            8
                                                                                        -------
                                                                                             44
                                                                                        -------
 Gas and Pipeline Utilities -- 0.6%
 Dynegy Holdings Inc.                              8.750%      2/15/12         120           42
 Southern Natural Gas Company                      8.000%      3/1/32           90           79
 Tennessee Gas Pipeline Company                    8.375%      6/15/32          70           61
 The Williams Companies, Inc.                      8.750%      3/15/32         100           66(B)
                                                                                        -------
                                                                                            248
                                                                                        -------
 Health Care -- N.M.
 Coventry Health Care, Inc.                        8.125%      2/15/12          14           15
                                                                                        -------
 Homebuilding -- 0.2%
 Beazer Homes USA, Inc.                            8.375%      4/15/12          11           11
 Lennar Corporation                                9.950%      5/1/10            3            3
 Pulte Homes, Inc.                                 7.875%      8/1/11            4            4
 Schuler Homes, Inc.                               9.375%      7/15/09          30           31

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Homebuilding -- Continued
 The Ryland Group, Inc.                            8.000%      8/15/06          15      $    16
 The Ryland Group, Inc.                            9.750%      9/1/10            4            4
                                                                                        -------
                                                                                             69
                                                                                        -------
 Insurance -- 0.3%
 XL Capital plc                                    6.500%      1/15/12         100          108(D)
                                                                                        -------
 Investment Banking/Brokerage -- 1.0%
 J.P. Morgan Chase & Co.                           6.625%      3/15/12         150          162
 J.P. Morgan Chase & Co.                           5.750%      1/2/13           60           61
 Lehman Brothers Holdings Inc.                     8.250%      6/15/07          60           71
 Lehman Brothers Holdings Inc.                     7.000%      2/1/08          100          113
                                                                                        -------
                                                                                            407
                                                                                        -------
 Lodging/Hotels -- N.M.
 Host Marriott Corporation                         7.875%      8/1/08           20           19
                                                                                        -------
 Machinery -- 0.2%
 Terex Corporation                                 8.875%      4/1/08           34           31
 Terex Corporation                                10.375%      4/1/11           40           37
                                                                                        -------
                                                                                             68
                                                                                        -------
 Manufacturing (Diversified) -- 0.3%
 Tyco International Group SA                       7.000%      6/15/28          38           34
 Tyco International Group SA                       6.875%      1/15/29          82           72
                                                                                        -------
                                                                                            106
                                                                                        -------
 Media -- 0.8%
 AMFM Inc.                                         8.125%     12/15/07          73           76
 AOL Time Warner Inc.                              7.625%      4/15/31         200          205
 British Sky Broadcasting Group plc                6.875%      2/23/09          27           28
 Lamar Media Corporation                           7.250%      1/1/13            9            9(B)
                                                                                        -------
                                                                                            318
                                                                                        -------
 Medical Care Facilities -- 0.3%
 HCA Inc.                                          6.910%      6/15/05          10           10
 HCA Inc.                                          7.125%      6/1/06           10           11
 HCA Inc.                                          7.250%      5/20/08          20           21
 HCA Inc.                                          8.750%      9/1/10           32           37
 HEALTHSOUTH Corporation                           8.500%      2/1/08            8            7

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Medical Care Facilities -- Continued
 Manor Care, Inc.                                  7.500%      6/15/06          30      $    31
 Manor Care, Inc.                                  8.000%      3/1/08           10           11
                                                                                        -------
                                                                                            128
                                                                                        -------
 Medical Products -- N.M.
 Fresenius Medical Care Capital Trust II           7.875%      2/1/08          0.2           20(E)
                                                                                        -------
 Oil and Gas -- 0.7%
 El Paso Corporation                               7.750%      1/15/32         200          124
 El Paso Natural Gas Company                       8.375%      6/15/32          40           30
 Forest Oil Corporation                            7.750%      5/1/14           20           20
 Ocean Energy, Inc.                                8.375%      7/1/08           10           10
 Parker & Parsley Petroleum Company                8.875%      4/15/05           3            3
 Parker & Parsley Petroleum Company                8.250%      8/15/07          10           11
 Pioneer Natural Resources Company                 7.500%      4/15/12          21           23
 Vintage Petroleum, Inc.                           9.000%     12/15/05           8            8
 Vintage Petroleum, Inc.                           8.250%      5/1/12           31           32
 Western Oil Sands Inc.                            8.375%      5/1/12           17           17
 Westport Resources Corporation                    8.250%      11/1/11           2            2(B)
 XTO Energy, Inc.                                  7.500%      4/15/12          10           11
                                                                                        -------
                                                                                            291
                                                                                        -------
 Paper and Forest Products -- 0.1%
 Georgia-Pacific Corp.                             9.500%      12/1/11          12           12
 Tembec Industries, Inc.                           8.500%      2/1/11           14           14(D)
                                                                                        -------
                                                                                             26
                                                                                        -------
 Pharmaceuticals -- 0.3%
 Biovail Corporation                               7.875%      4/1/10           10           10(D)
 Bristol-Myers Squibb Company                      5.750%      10/1/11          90           96
 Omnicare, Inc.                                    8.125%      3/15/11          37           39
                                                                                        -------
                                                                                            145
                                                                                        -------
 Real Estate -- N.M.
 Ventas Realty, Limited Partnership                8.750%      5/1/09           10           10
                                                                                        -------

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Restaurants -- N.M.
 Yum! Brands, Inc                                  7.450%      5/15/05          11      $    12
 Yum! Brands, Inc.                                 8.500%      4/15/06           3            3
                                                                                        -------
                                                                                             15
                                                                                        -------
 Retail -- N.M.
 American Greetings Corporation                    6.100%      8/1/28            4            4
                                                                                        -------
 Special Purpose -- 1.5%
 PDVSA Finance Ltd.                                8.500%     11/16/12         140          111(D)
 Qwest Capital Funding, Inc.                       7.750%      2/15/31         100           56
 Sprint Capital Corporation                        7.625%      1/30/11          50           47
 Verizon Global Funding Corp.                      6.875%      6/15/12         350          390
                                                                                        -------
                                                                                            604
                                                                                        -------
 Steel (Producers) -- 0.1%
 AK Steel Corporation                              7.875%      2/15/09          45           45
                                                                                        -------
 Technology Services -- N.M.
 SPX Corporation                                   7.500%      1/1/13            9            9
                                                                                        -------
 Telecommunications -- 0.8%
 AT&T Corp.                                        6.500%      3/15/13         100          101
 AT&T Corp.                                        8.000%     11/15/31         140          154
 EchoStar DBS Corporation                          9.375%      2/1/09           55           58
 PanAmSat Corporation                              8.500%      2/1/12           24           23(B)
                                                                                        -------
                                                                                            336
                                                                                        -------
 Telecommunications (Cellular/Wireless) -- N.M.
 Nextel Communications, Inc.                       9.375%     11/15/09          14           13
                                                                                        -------
 Toys -- N.M.
 Hasbro, Inc.                                      5.600%      11/1/05          20           19
                                                                                        -------
 Transportation -- 0.5%
 Avis Group Holdings, Inc.                        11.000%      5/1/09           43           47
 Delta Air Lines, Inc.                             6.718%      7/2/24          100          106

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
 Transportation -- Continued
 Kansas City Southern Railway                      9.500%      10/1/08          14      $    15
 Teekay Shipping Corporation                       8.875%      7/15/11          26           27
                                                                                        -------
                                                                                            195
                                                                                        -------
Total Corporate Bonds and Notes                                                           7,545
                                                                                        -------

Asset-Backed Securities -- N.M.
 Indexed Securities(F) -- N.M.
 SLM Student Loan Trust 1998-2                     1.887%      4/25/07           7            7
                                                                                        -------
Mortgage-Backed Securities -- 0.3%
 Stripped Securities -- 0.3%
 GMAC Commercial Mortgage Security Inc. 1999-
   CTL1                                            0.959%     12/15/16       5,872          124(B,G1)
                                                                                        -------

U.S. Government and Agency Obligations -- 12.3%
 Fixed Rate Securities -- 4.3%
 Freddie Mac                                       4.875%      3/15/07         350          378
 United States Treasury Bonds                      5.250%     11/15/28       1,200        1,253
 United States Treasury Notes                      4.000%     11/15/12         170          173
                                                                                        -------
                                                                                          1,804
                                                                                        -------
 Indexed Securities -- 5.6%
 United States Treasury Inflation-Protected
   Security                                        3.625%      4/15/28         701          820(H)
 United States Treasury Inflation-Protected
   Security                                        3.875%      4/15/29       1,037        1,267(H)
 United States Treasury Inflation-Protected
   Security                                        3.375%      4/15/32         194          224(H)
                                                                                        -------
                                                                                          2,311
                                                                                        -------
 Stripped Securities -- 2.4%
 Resolution Funding Corporation                    0.000%     10/15/20         340          128(G2)
 United States Treasury Bonds                      0.000%     11/15/27       3,265          884(G2)
                                                                                        -------
                                                                                          1,012
                                                                                        -------
Total U.S. Government and Agency Obligations                                              5,127
                                                                                        -------

U.S. Government Agency Mortgage-Backed Securities -- 13.5%
 Fixed Rate Securities -- 13.5%
 Fannie Mae                                        6.500%      7/1/29          457          476
 Freddie Mac                                       6.500%      8/1/29        1,231        1,283
 Government National Mortgage Association          7.000%      8/15/28          85           90

                                                   Rate     Maturity Date  Par (A)       Value
-----------------------------------------------------------------------------------------------
United States Dollar -- Continued
U.S. Government Agency Mortgage-Backed Securities -- Continued
 Fixed Rate Securities -- Continued
 Government National Mortgage Association          6.500%     10/15/31       2,968      $ 3,119
 Government National Mortgage Association          6.000%     11/15/32         599          625
                                                                                        -------
Total U.S. Government Agency Mortgage-Backed
 Securities                                                                               5,593
                                                                                        -------

Foreign Government Obligations -- 4.7%
 Fixed Rate Securities -- 4.5%
 Argentine Republic                                0.000%     10/15/04         130           29(D,I)
 Federative Republic of Brazil                    14.500%     10/15/09          60           50(D)
 Federative Republic of Brazil                    12.000%      4/15/10          70           51(D)
 Federative Republic of Brazil                     8.000%      4/15/14          49           32(D)
 Federative Republic of Brazil                     8.000%      4/15/14         400          262(D)
 Federative Republic of Brazil                    11.000%      8/17/40         144           90(D)
 Republic of Bulgaria                              8.250%      1/15/15         129          141(D)
 Republic of Colombia                             10.500%      7/9/10           30           31(D)
 Republic of Colombia                             11.750%      2/25/20          95          102(D)
 Republic of Panama                                9.375%      7/23/12         160          171(D)
 Republic of Panama                               10.750%      5/15/20          20           22(D)
 Republic of Peru                                  4.500%      3/7/17          118           91(C,D)
 Republic of Peru                                  4.500%      3/7/17           78           62(B,C,D)
 Republic of the Philippines                       9.875%      1/15/19         120          119(D)
 Russian Federation                                8.250%      3/31/10          70           74(D)
 Russian Federation                                5.000%      3/31/30         110           87(C,D)
 United Mexican States                             8.375%      1/14/11         100          113(D)
 United Mexican States                            11.500%      5/15/26         235          321(D)
                                                                                        -------
                                                                                          1,848
                                                                                        -------
 Indexed Securities(F) -- 0.2%
 Federative Republic of Brazil                     2.625%      4/15/09          23           15(D)
 Federative Republic of Brazil                     2.625%      4/15/12          60           33(D)
 Federative Republic of Brazil                     2.625%      4/15/12          80           43(D)
                                                                                        -------
                                                                                             91
                                                                                        -------
Total Foreign Government Obligations                                                      1,939
                                                                                        -------

Warrants -- 0.0%
 AT&T Latin America Corporation                                                 18            0
                                                                                        -------
Total United States Dollar                                                               20,335
                                                                                        -------
Total Long-Term Securities (Identified Cost -- $30,538)                                  33,122
-----------------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued


                                                                           Par (A)       Value
-----------------------------------------------------------------------------------------------
Short-Term Securities -- 9.5%

Options Purchased(J) -- 1.0%
 Euribor Futures Call, March 2003, Strike Price
   EUR 96.125                                                                  100(K)   $   108
 Euribor Futures Call, March 2003, Strike Price
   EUR 97.00                                                                   135(K)        37
 Euribor Futures Call, September 2003, Strike
   Price EUR 94.50                                                              83(K)       257
 Government of Japan Bonds Put, April 2003,
   Strike Price Yen 141.30                                                 130,000(K)         8
                                                                                        -------
                                                                                            410
                                                                                        -------

Repurchase Agreements -- 8.5%
 Lehman Brothers, Inc.
   1.2% dated 12/31/02, to be repurchased at $1,517 on
   1/2/03 (Collateral: $1,210 Tennessee Valley Authority
   notes, 8.25% due 4/15/42, value $1,547)                                   1,517        1,517

Merrill Lynch Government Securities, Inc.
1.25% dated 12/31/02, to be repurchased at $2,000 on
1/2/03 (Collateral: $5,370 Resolution Funding Corp.
principal-only security, due 1/15/21, value $2,041)                          2,000        2,000
                                                                                        -------
                                                                                          3,517
                                                                                        -------
Total Short-Term Securities (Identified
 Cost -- $3,676)                                                                          3,927
-----------------------------------------------------------------------------------------------
Total Investments -- 89.4% (Identified Cost -- $34,214)                                  37,049
Other Assets Less Liabilities -- 10.6%                                                    4,401
                                                                                        -------

NET ASSETS -- 100.0%                                                                    $41,450
                                                                                        =======


-----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to
 4,801 shares outstanding                                                               $45,537
Under/(Over) distributed net investment income                                             (311)
Accumulated net realized gain/(loss) on investments and currency
 transactions                                                                            (6,622)
Unrealized appreciation/(depreciation) of investments and currency
 translations                                                                             2,846
                                                                                        -------

NET ASSETS                                                                              $41,450
                                                                                        =======

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                            $8.63
                                                                                        =======
-----------------------------------------------------------------------------------------------

                                                     Expiration     Actual     Appreciation/
                                                        Date       Contracts   (Depreciation)
---------------------------------------------------------------------------------------------
Futures Contracts Purchased(K)
Euro-Bund Futures                                   March 2003        10            $ 25
EuroDollar Futures                                  December 2003     29              28
                                                                                    ----
                                                                                    $ 53
                                                                                    ----
Futures Contracts Written(K)
U.S. Treasury Bond Futures                          March 2003         2            $ (4)
U.S. Treasury Note Futures                          March 2003        22             (45)
U.S. Treasury Note Futures                          March 2003         9             (21)
                                                                                    ----
                                                                                    $(70)
                                                                                    ----
Written Options(K)
U.S. Treasury Note Futures Call, Strike Price $114  February 2003     12            $(11)
U.S. Treasury Note Futures Put, Strike Price $111   January 2003      16               5
                                                                                    ----
                                                                                    $ (6)
                                                                                    ----
---------------------------------------------------------------------------------------------

(A) Securities are grouped by the currencies in which they were issued, and the par values are also in the issuance currency. Securities denominated in euro may not have been originally issued in euro, but were converted to euro from their local currencies as of January 1, 2002.

(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 2.0% of net assets.

(C) Stepped coupon security -- A security with a predetermined schedule of interest or dividend rate changes.

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

--------------------------------------------------------------------------------

(D) Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.

(E) Unit -- A security which consists of a bond and warrants to purchase the stock of the issuer.

(F) Indexed securities -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate ("LIBOR"), the Consumer Price Index ("CPI"), or the one-year Treasury Constant Maturity rate. The coupon rates are the rates as of December 31, 2002.

(G) Stripped security -- Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

(H) U.S. Treasury Inflation-Protected Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(I) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(J) Options and futures are described in more detail in the notes to financial statements.

(K) Par shown represents actual number of contracts.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust, Inc.
December 31, 2002
(Amounts in Thousands)

International Equity Trust

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 100.0%

Australia -- 2.8%
 Australia & New Zealand Banking Group Limited                      65          $    635
 AXA Asia Pacific Holdings Limited                                 126               170
 CFS Gandel Retail Trust                                           230               177
 Commonwealth Property Office Fund                                 269               177
 Deutsche Diversified Trust                                        215               139
 Foodland Associated Limited                                        16               155
 Jupiters Limited                                                   67               208
 Macquarie CountryWide Trust                                       174               161
 St George Bank Limited                                             18               183
 Stockland Trust Group                                             106               287
                                                                                --------
                                                                                   2,292
                                                                                --------
Belgium -- 1.0%
 Fortis                                                             17               298
 Solvay SA                                                           8               523
                                                                                --------
                                                                                     821
                                                                                --------
China -- 0.4%
 People's Food Holdings Limited                                    751               320
                                                                                --------
Denmark -- 1.3%
 A/S Dampskibsselskabet Svendborg                                 0.03               254
 Coloplast A/S                                                       7               538
 D/S 1912                                                         0.04               246
                                                                                --------
                                                                                   1,038
                                                                                --------
Finland -- 4.2%
 Fortum Oyj                                                         31               206
 Huhtamaki Oyj                                                      32               324
 Instrumentarium Corporation                                        39             1,546
 Nokia Oyj                                                          73             1,166
 Nokia Oyj - ADR                                                    12               180(A)
                                                                                --------
                                                                                   3,422
                                                                                --------
France -- 7.3%
 Aventis SA                                                          8               440
 Axa                                                                12               157
 BNP Paribas SA                                                     11               431
 Carrefour SA                                                        9               385
 CNP Assurances                                                     15               560

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
France -- Continued
 Eiffage SA                                                          3          $    187
 L' Oreal SA                                                         9               685
 PSA Peugeot Citroen                                                 9               360(A)
 Sanofi-Synthelabo SA                                               10               617
 SEB SA                                                              5               417
 STMicroelectronics N.V.                                            29               562
 STMicroelectronics N.V. - ADR                                       4                78
 TotalFinaElf SA                                                     7             1,057
                                                                                --------
                                                                                   5,936
                                                                                --------
Germany -- 6.0%
 Altana AG                                                          18               819
 Bayerische Motoren Werke (BMW) AG                                  15               443
 DaimlerChrysler AG                                                 19               585
 E. ON AG                                                           20               802
 Gehe AG                                                            17               658
 Hannover Rueckversicherungs AG                                      9               229(A)
 Infineon Technologies AG                                           11                81(A)
 Infineon Technologies AG - ADR                                     10                68(A)
 SAP AG                                                              3               210
 Siemens AG                                                         15               631
 ThyssenKrupp AG                                                    31               346
                                                                                --------
                                                                                   4,872
                                                                                --------
Greece -- 0.6%
 Public Power Corporation (PPC)                                     35               479
                                                                                --------
Hong Kong -- 1.0%
 Euro-Asia Agricultural (Holdings) Company Limited               5,506                 0(B)
 Hong Kong Exchanges & Clearing Limited                            332               417
 Star Cruises Limited                                            1,503               424(A)
                                                                                --------
                                                                                     841
                                                                                --------
Ireland -- 3.1%
 Allied Irish Banks plc                                             74               992
 Anglo Irish Bank Corporation plc                                  175             1,241
 Irish Life & Permanent plc                                         30               324
                                                                                --------
                                                                                   2,557
                                                                                --------
Italy -- 3.3%
 Banca Popolare di Bergamo-Credito Varesino Scrl                    37               661
 Beni Stabili S.p.A                                                226               102

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Italy -- Continued
 ENI S.p.A                                                          75          $  1,197
 Merloni Elettrodomestici S.p.A                                     26               274
 Recordati S.p.A                                                    26               423
                                                                                --------
                                                                                   2,657
                                                                                --------
Japan -- 18.6%
 ALPS ELECTRIC CO., LTD.                                            19               210
 AUTOBACS SEVEN CO., LTD.                                            6               131
 BRIDGESTONE CORPORATION                                            26               322
 BROTHER INDUSTRIES, LTD.                                           25               158
 CANON SALES CO., INC.                                              25               160
 CANON, INC.                                                        21               790
 CHIYODA CORPORATION                                               107               177(A)
 Cleanup Corporation                                                15               114
 COSMO OIL COMPANY, LIMITED                                         37                56
 DAINIPPON INK AND CHEMICALS, INCORPORATED                         132               211(A)
 DAITO TRUST CONSTRUCTION CO., LTD.                                 29               632
 East Japan Railway Company                                       0.01                69
 Eisai Co., Ltd.                                                    24               541
 EXEDY Corporation                                                  21               160
 FamilyMart Co., Ltd.                                               10               192
 Fuji Photo Film Co., Ltd.                                           3               104
 GUNZE LIMITED                                                      47               173
 Hitachi Kokusai Electric Inc.                                      39               109(A)
 Hitachi Maxell, Ltd.                                               14               170
 HONDA MOTOR CO., LTD.                                              14               518
 JAPAN TOBACCO INC.                                               0.04               234
 JFE Holdings, Inc.                                                  1                 6(A)
 KAYABA INDUSTRY CO., LTD.                                          40                69
 KEIHIN CORPORATION                                                 25               241
 KOYO SEIKO CO., LTD.                                               51               226
 Kuraya Sanseido Inc.                                               25               167
 KURODA ELECTRIC CO., LTD.                                          12               227
 LEOPALACE21 CORPORATION                                            34               151(A)
 MINOLTA CO., LTD.                                                  25               108(A)
 Mitsubishi Corporation                                             30               183
 MITSUI & CO., LTD.                                                 44               205
 Mitsui O.S.K. Lines, Ltd.                                         100               207
 Mitsui Sumitomo Insurance Company, Limited                         61               280
 NHK SPRING CO., LTD.                                               62               158
 NICHICON CORPORATION                                               17               194

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Japan -- Continued
 NIFCO INC.                                                         18          $    196
 Nintendo Co., Ltd.                                                  2               149
 Nippon Electric Glass Co., Ltd.                                    21               211
 NIPPON TELEGRAPH AND TELEPHONE CORPORATION (NTT)                  0.1               385
 Nippon Television Network Corp.                                     1               179
 Nissen Co., Ltd.                                                   26               244
 NISSIN CO., LTD.                                                   14               100
 NTT DoCoMo, Inc.                                                  0.1               175
 OMRON CORPORATION                                                  12               177
 OSAKA GAS CO., LTD.                                               147               363
 RICOH COMPANY, LTD.                                                10               164
 ROHM COMPANY LIMITED                                                1               140
 Sekisui Chemical Co., Ltd.                                         73               189
 SHOWA CORPORATION                                                  36               276
 SONY CORPORATION                                                   15               618
 Stanley Electric Co., Ltd.                                         18               201
 Sumitomo Rubber Industries, Ltd.                                   40               161
 Takeda Chemical Industries, Ltd.                                   14               585
 The Tokyo Electric Power Company, Incorporated                     10               186
 TOHO GAS CO., LTD.                                                205               520
 Tostem Inax Holding Corporation                                    13               197
 Toyo Suisan Kaisha, LTD.                                           18               162
 Toyota Motor Corporation                                           38             1,015
 TSUBAKIMOTO CHAIN CO.                                              46               109
 YAMAHA CORPORATION                                                 25               231
 Yamaha Motor Co., Ltd.                                             58               479
                                                                                --------
                                                                                  15,065
                                                                                --------
Netherlands -- 7.1%
 ABN AMRO Holding N.V.                                              23               368
 CSM N.V. - Coupon                                                  35               726
 ING Groep N.V.                                                     33               557
 Koninklijke (Royal) KPN N.V.                                      173             1,122(A)
 Koninklijke (Royal) Philips Electronics N.V.                       24               425
 Royal Dutch Petroleum Company                                      40             1,764(A)
 Royal Volker Wessels Stevin N.V.                                   13               262
 Unilever N.V.                                                       8               516
                                                                                --------
                                                                                   5,740
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
New Zealand -- 0.1%
 Fletcher Building Limited                                          49          $     86
                                                                                --------
Norway -- 1.4%
 Gjensidige NOR ASA                                                 10               328
 Norsk Hydro ASA                                                     9               423
 Statoil ASA                                                        44               370
                                                                                --------
                                                                                   1,121
                                                                                --------
Portugal -- 0.4%
 Portugal Telecom, SGPS, S.A.                                       51               352(A)
                                                                                --------
Singapore -- 0.5%
 Neptune Orient Lines Limited                                      733               389(A)
                                                                                --------
South Africa -- 1.2%
 Woolworths Holdings Limited                                     1,600               961
                                                                                --------
South Korea -- 0.7%
 KT Corporation - ADR                                               16               347
 POSCO                                                               2               219
                                                                                --------
                                                                                     566
                                                                                --------
Spain -- 5.1%
 Acciona S.A.                                                        6               251(A)
 Aurea Concesionesde Infraestructuras del Estado S.A.               19               462
 Gas Natural SDG, S.A.                                              34               641(A)
 Grupo Dragados, S.A.                                               44               742
 Grupo Ferrovial, S.A.                                              27               679
 Inmobiliaria Colonial, S.A.                                        19               294
 Telefonica, S.A.                                                   68               611(A)
 Telefonica, S.A. - ADR                                             17               462(A)
                                                                                --------
                                                                                   4,142
                                                                                --------
Sweden -- 2.7%
 Axfood AB                                                          14               267
 Electrolux AB                                                      24               378
 Holmen AB                                                          17               406
 SSAB Svenskt Stal AB                                               21               249

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Sweden -- Continued
 Svenska Cellulosa AB (SCA)                                         19          $    656
 Swedish Match AB                                                   32               249
                                                                                --------
                                                                                   2,205
                                                                                --------
Switzerland -- 3.5%
 Nestle SA                                                           5             1,093
 Novartis AG                                                        33             1,190
 Swiss Re                                                            2               144
 UBS AG                                                              8               379(A)
                                                                                --------
                                                                                   2,806
                                                                                --------
Taiwan -- 0.4%
 ASE Test Limited                                                   47               188(A)
 GigaMedia Ltd.                                                    179               121(A)
                                                                                --------
                                                                                     309
                                                                                --------
United Kingdom -- 27.3%
 AstraZeneca Group plc                                              11               379
 Barclays plc                                                       76               468
 Barratt Developments plc                                           46               289
 Bellway plc                                                        15               110
 BP Amoco plc                                                      366             2,514
 BPB plc                                                            42               165
 British American Tobacco plc                                       46               456
 BT Group plc                                                      284               891
 Carillion plc                                                     112               203
 Cattles plc                                                        47               216
 Dairy Crest Group plc                                              50               276
 Diageo plc                                                         49               534
 DS Smith plc                                                       94               220
 George Wimpey plc                                                  95               408
 GlaxoSmithKline plc                                                69             1,328
 HBOS plc                                                           87               913
 HSBC Holdings plc                                                 126             1,390
 Imperial Chemical Industries plc                                   65               241
 J Sainsbury plc                                                    95               426
 Kelda Group plc                                                    99               676
 Lloyds TSB Group plc                                               68               491
 Man Group plc                                                      15               214
 McCarthy & Stone plc                                               45               224
 New Look Group plc                                                 73               280
 Northern Rock plc                                                  67               716

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
United Kingdom -- Continued
 Persimmon plc                                                      67          $    457
 Provident Financial plc                                            31               299
 Redrow plc                                                         75               286
 Royal Bank of Scotland Group plc                                   37               889(A)
 Scottish and Southern Energy plc                                   48               520
 Severn Trent plc                                                   23               255
 Shell Transport & Trading Company plc                             156             1,030
 Standard Chartered plc                                             39               448
 Tate + Lyle plc                                                    57               289
 The Berkeley Group plc                                             31               299
 United Utilities plc                                               52               524
 Vodafone Group plc                                              1,240             2,259
 Wolseley plc                                                       51               424
 Wolverhampton & Dudley Breweries plc                               15               146
                                                                                --------
                                                                                  22,153
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $82,310)              81,130
----------------------------------------------------------------------------------------
Total Investments -- 100.0% (Identified Cost -- $82,310)                          81,130
Other Assets Less Liabilities -- N.M.                                                 36
                                                                                --------

NET ASSETS -- 100.0%                                                            $ 81,166
                                                                                ========

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued


----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 10,103 Primary Class shares outstanding                                        $126,203
     16 Institutional Class shares outstanding                                       204
Undistributed net investment income/(loss)                                           180
Accumulated net realized gain/(loss) on investments and
 currency transactions                                                           (44,271)
Unrealized appreciation/(depreciation) of investments and
 currency translations                                                            (1,150)
                                                                                --------

NET ASSETS                                                                      $ 81,166
                                                                                ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $8.02
                                                                                ========
 INSTITUTIONAL CLASS                                                               $8.27
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Illiquid security valued at fair value under procedures adopted by the Board of Directors.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust, Inc.
December 31, 2002
(Amounts in Thousands)

Emerging Markets Trust

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 93.2%

Bermuda -- 0.1%
 LifeTec Group Limited                                           2,424           $    48
                                                                                 -------
Brazil -- 4.6%
 Companhia Vale do Rio Doce - ADR                                   27               775
 Companhia Vale do Rio Doce - Certificates of Entitlement           11                 0(B)
 Empresa Brasileira de Aeronautica S.A. (Embraer)                  132               476
 Petroleo Brasileiro S.A. - Petrobras ADR                           84             1,123
                                                                                 -------
                                                                                   2,374
                                                                                 -------
Cayman Islands -- 0.6%
 SINA.com                                                           50               325
                                                                                 -------
China -- 4.1%
 Aluminium Corporation of China Limited                          2,000               290
 BYD Company Limited                                                80               161(A)
 China Petroleum and Chemical Corporation (Sinopec)              1,800               302
 Hainan Meilan Airport Company Limited                             754               360
 New World China Land Limited                                    1,015               167
 Shenyang Public Utility Holdings Company Limited                  543                61
 UTStarcom, Inc. - ADR                                              39               781(A)
                                                                                 -------
                                                                                   2,122
                                                                                 -------
Egypt -- 0.3%
 Egyptian Company for Mobile Service (MobiNil)                      20               134
                                                                                 -------
Hong Kong -- 6.9%
 Brilliance China Automotive Holdings Limited                    3,050               555
 China Mobile (Hong Kong) Limited                                  400               954(A)
 China Pharmaceutical Enterprise and Investment Corporation
   Limited                                                         730               131
 China Rare Earth Holdings Limited                                 292                34
 Digital China Holdings Limited                                  2,273               714
 Euro-Asia Agricultural (Holdings) Company Limited               1,648                 0(B)
 Far East Pharmaceutical Technology Company Limited              1,449               329
 Guangdong Brewery Holdings Limited                              3,850               240

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Hong Kong -- Continued
 GZI Transport Limited                                           1,250           $   184
 Shenzhen Investment Limited                                       996               135
 TCL International Holdings Limited                                906               279
                                                                                 -------
                                                                                   3,555
                                                                                 -------
Hungary -- 1.1%
 MOL Magyar Olaj-es Gazipari Rt.                                    20               473
 Synergon Information Systems - GDR                                 40                98(A,C)
                                                                                 -------
                                                                                     571
                                                                                 -------
India -- 5.3%
 Bajaj Auto Limited                                                 37               390
 Gail India Limited                                                 20               173(C)
 GlaxoSmithKline Pharmaceuticals Ltd.                               19               122
 HCL Technologies Limited                                           21                82
 Himachal Futuristic Communications, Ltd.                          0.1              0.08
 Hindustan Lever Limited                                            86               328
 Hindustan Petroleum Corporation Limited                            55               328
 ICICI Bank Limited                                                 45               131
 Infosys Technologies Limited                                        1                80
 Mahanagar Telephone Nigam Limited                                  88               174
 Moser-Bear India Limited                                           38               122
 Oil and Natural Gas Corporation Limited                            26               186
 State Bank of India                                                50               295
 Tata Engineering and Locomotive Company Limited                    67               227
 Wipro Limited                                                       3               109
                                                                                 -------
                                                                                   2,747
                                                                                 -------
Indonesia -- 1.4%
 PT Astra International Tbk                                        685               241(A)
 PT Lippo Bank Tbk - Certificates                               12,460                 0(A,B)
 PT Telekomunikasi Indonesia                                     1,169               503
                                                                                 -------
                                                                                     744
                                                                                 -------
Israel -- 1.1%
 Bank Hapoalim                                                       1                 1
 Orbotech, Ltd.                                                      3                46(A)
 Teva Pharmaceutical Industries Ltd. - ADR                          14               533
                                                                                 -------
                                                                                     580
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Malaysia -- 4.3%
 Arab Malaysian Finance Berhad                                     140           $   155
 Genting Berhad - ADR                                               26                90
 IOI Corporation Berhad                                            382               558
 Magnum Corporation Berhad                                         557               336
 Malayan Banking Berhad                                            214               417
 Resorts World Berhad                                              230               566
 Sp Setia Berhad                                                   187               120
                                                                                 -------
                                                                                   2,242
                                                                                 -------
Mexico -- 8.4%
 Alfa, S.A.                                                        171               275
 America Movil S.A. de C.V.                                        786               565
 Cemex S.A. de C.V. - ADR                                            6               130
 Coca Cola Femsa, S.A. de C.V. - ADR                                17               304
 Corporation GEO, S.A. de C.V.                                      68               124(A)
 Fomento Economico Mexicana, S.A. de C.V. - ADR                     19               707
 Grupo Financiero Banorte S.A. de C.V.                             145               354
 Grupo Financiero BBVA Bancomer, S.A. de C.V. (GFB)                305               232(A)
 Telefonos de Mexico S.A. de C.V. (Telmex)                         846             1,351
 Wal-Mart de Mexico S.A. de C.V. - Class C                         160               309
                                                                                 -------
                                                                                   4,351
                                                                                 -------
Namibia -- N.M.
 Namibian Minerals Corporation - ADR                               220                 2(A)
                                                                                 -------
Russia -- 3.8%
 AO VimpelCom - ADR                                                  5               166
 Gazprom - ADR                                                       8                89(C)
 LUKOIL - ADR                                                        1                61(C)
 Mobile Telesystems - ADR                                            2                85
 OAO LUKoil - ADR                                                   13               784
 Rostelecom - ADR                                                   25               179
 Sun Interbrew Ltd. - GDR                                           10                40(A)
 YUKOS - ADR                                                         4               587
                                                                                 -------
                                                                                   1,991
                                                                                 -------
South Africa -- 12.7%
 ABSA Group Limited                                                210               774
 African Bank Investments Limited                                  432               284
 Anglo American plc                                                127             1,876
 Bidvest Group Limited                                              16                84

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
South Africa -- Continued
 Foschini Limited                                                  162           $   215
 Impala Platinum Holdings Limited                                   17             1,093
 Kumba Resources Limited                                            72               274
 Massmart Holdings Limited                                          76               162
 Remgro Limited                                                     28               201
 Reunert Limited                                                    80               183
 RMB Holdings Limited                                              100               119
 Sappi Limited                                                      20               267
 Sasol Limited                                                      43               524
 Woolworths Holdings Limited                                       869               522
                                                                                 -------
                                                                                   6,578
                                                                                 -------
South Korea -- 23.9%
 Cheil Jedang Corporation                                            6               223
 CJ Food System Co., Ltd.                                            7                63
 Hanjin Shipping Co., Ltd.                                         127               659
 Hyundai Development Company                                       161               950
 Kook Soon Dang Brewery Co., Ltd.                                    5               102
 Kookmin Bank                                                        7               234
 Korea Electric Power Corporation                                   29               452
 Korea Telecom Corporation                                          15               641
 KT Corporation - ADR                                               40               862
 LG Ad Inc.                                                         24               246
 LG Engineering & Construction Co., Ltd.                            82               790
 LG Insurance Co., Ltd.                                             61               206
 Pohang Iron & Steel Co., Ltd. (POSCO)                               1               139
 Pohang Iron & Steel Co., Ltd. (POSCO) - ADR                        15               371
 Poongsan Corporation                                               23               237
 S-Oil Corporation                                                  16               221
 Samsung Electronics Co., Ltd.                                      15             3,970
 Samsung Securities Co., Ltd.                                       20               475
 Shinsegae Department Store Company                                  2               251
 SK Corporation                                                     35               388(A)
 SK Telecom Co., Ltd.                                                3               486
 SK Telecom Co., Ltd. - ADR                                         13               284
 Woongjin Coway Co., Ltd.                                           23               152
                                                                                 -------
                                                                                  12,402
                                                                                 -------
Sweden -- 0.1%
 Vostok Nafta Investment Ltd.                                        7                32
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Taiwan -- 8.6%
 ASE Test Limited                                                2,072           $   173(A)
 ASE Test Limited - ADR                                             81               323(A)
 AU Optronics Corp.                                                629               370
 AU Optronics Corp. - ADR                                           59               341
 D-Link Corporation                                                680               569
 Delta Electronics Inc.                                            230               270
 Formosa Plastic Corporation                                       105               138
 Gamania Digital Entertainment Co., Ltd.                            68               118(A)
 GigaMedia Ltd. - ADR                                              197               134
 Hon Hai Precision Industry Co., Ltd                               173               600
 Systex Corporation - GDR                                            2                 3(A,C)
 Taiwan Semiconductor Manufacturing Company                        882             1,085(A)
 Yuanta Securities Corporation                                     671               323
                                                                                 -------
                                                                                   4,447
                                                                                 -------
Thailand -- 3.9%
 Advanced Info Service Public Company Limited                      241               200
 Bangkok Bank Public Company Limited                               180               250(A)
 Bangkok Expressway Public Company Limited                         526               182
 Italian-Thai Development Public Company Limited                   176                93
 Land and House Public Company Limited                             136               254
 National Finance Public Company Limited                         1,040               357(A)
 Quality House Public Company Limited                              314                51
 Thai Farmers Bank Public Company Limited                          137                95(A)
 The Siam Cement Public Company Limited                             12               336
 TISCO Finance Public Company Limited                              443               230(A)
                                                                                 -------
                                                                                   2,048
                                                                                 -------
Turkey -- 2.0%
 Aksa Akrilik Kimya Sanayii A.S.                                18,760               169
 Eregli Demir ve Celik Fabrikalari TAS (Erdemir)                23,174               233(A)
 Hurriyet Gazetecilik ve Matbaacilik A.S.                      113,240               295
 Trakya Cam Sanayii A.S.                                        55,211               109
 Vestel Electronik Sanayi ve Ticaret A.S.                      115,000               217(A)
                                                                                 -------
                                                                                   1,023
                                                                                 -------
Total Common Stock and Equity Interests (Identified
 Cost -- $54,437)                                                                 48,316
----------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Preferred Shares -- 5.0%

Brazil -- 4.2%
 Banco Itau S.A.                                                11,110           $   538
 Brasil Telecom Participacoes S.A. - ADR                            22               563
 Companhia Vale do Rio Doce - ADR                                   11               294(A)
 Empresa Brasileira de Aeronautica S.A.                             13                52
 Gerdau S.A.                                                    57,424               560
 Telemar Norte Leste S.A.                                       15,860               202
                                                                                 -------
                                                                                   2,209
                                                                                 -------
Russia -- 0.8%
 Sibneft - ADR                                                      18               399(A)
                                                                                 -------
Total Preferred Shares (Identified Cost -- $2,778)                                 2,608
----------------------------------------------------------------------------------------
Total Investments -- 98.2% (Identified Cost -- $57,215)                           50,924
Other Assets Less Liabilities -- 1.8%                                                937
                                                                                 -------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to
 6,005 Primary Class shares outstanding                        $70,081
Accumulated net investment income/(loss)                          (641)
Accumulated net realized gain/(loss) on investments and
 currency transactions                                         (11,262)
Unrealized appreciation/(depreciation) of investments and
 currency translations                                          (6,317)
                                                               -------

NET ASSETS -- 100.0%                                                             $51,861
                                                                                 =======

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $8.64
                                                                                 =======
----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Illiquid security valued at fair value under procedures adopted by the Board of Directors.

(C) Rule 144a Security - A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 0.8% of net assets.

See notes to financial statements.

Statement of Net Assets

Legg Mason Global Trust Inc.
December 31, 2002
(Amounts in Thousands)

Europe Fund

                                                              Shares/Par          Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.4%

Belgium -- 1.3%
 Dexia                                                               34          $    423(A)
                                                                                 --------
Finland -- 3.2%
 Nokia Oyj                                                           66             1,052
                                                                                 --------
France -- 18.5%
 Accor SA                                                            13               406
 Aventis SA                                                          14               739
 Axa                                                                 45               601
 BNP Paribas SA                                                      21               871
 Cap Gemini SA                                                       15               331(A)
 STMicroelectronics NV                                               18               347
 Suez SA                                                             26               456(A)
 TotalFinaElf SA                                                     12             1,769
 Vinci SA                                                             8               467(A)
                                                                                 --------
                                                                                    5,987
                                                                                 --------
Germany -- 4.3%
 BASF AG                                                             11               413
 Bayerische Motoren Werke (BMW) AG                                   16               476
 Schering AG                                                         12               501
                                                                                 --------
                                                                                    1,390
                                                                                 --------
Ireland -- 1.2%
 Bank of Ireland                                                     38               397
                                                                                 --------
Italy -- 6.5%
 Eni S.p.A.                                                          55               866
 Telecom Italia Mobile S.p.A. (TIM)                                 141               642(A)
 UniCredito Italiano S.p.A.                                         154               615
                                                                                 --------
                                                                                    2,123
                                                                                 --------
Netherlands -- 10.6%
 ABN AMRO Holding N.V.                                               32               525
 ING Groep N.V.                                                      49               836
 Koninklijke Ahold N.V.                                              27               348

Legg Mason Global Trust Inc.

Europe Fund -- Continued

                                                              Shares/Par          Value
-----------------------------------------------------------------------------------------
Netherlands -- Continued
 Koninklijke (Royal) Philips Electronics N.V.                        50          $    877
 Unilever N.V.                                                       14               841
                                                                                 --------
                                                                                    3,427
                                                                                 --------
Spain -- 7.5%
 Acerinox, S.A.                                                      10               352
 Altadis, S.A.                                                       15               340(A)
 Banco Bilbao Vizcaya Argentaria, S.A.                               87               830
 Grupo Ferrovial, S.A.                                               17               433
 Telefonica, S.A.                                                    52               469(A)
                                                                                 --------
                                                                                    2,424
                                                                                 --------
Sweden -- 4.4%
 Svenska Handelsbanken AB                                            37               491(A)
 TeliaSonera AB                                                     184               693(A)
 Volvo AB                                                            14               229(A)
                                                                                 --------
                                                                                    1,413
                                                                                 --------
Switzerland -- 8.3%
 Adecco SA                                                           12               473(A)
 Compagnie Financiere Richemont AG                                   18               342
 Nestle SA                                                            3               594
 Roche Holdings AG                                                    9               639(A)
 UBS AG                                                              13               630(A)
                                                                                 --------
                                                                                    2,678
                                                                                 --------
United Kingdom -- 29.6%
 Alliance Unichem plc                                                55               399
 Amvescap plc                                                        75               478
 BHP Billiton plc                                                    95               508
 BP Amoco plc                                                       189             1,300
 Diageo plc                                                          48               517
 GlaxoSmithKline plc                                                 47               898
 Johnston Press plc                                                  47               276
 Kingfisher plc                                                     109               391
 Prudential plc                                                      71               499
 Reed Elsevier plc                                                   43               370
 Royal Bank of Scotland Group plc                                    44             1,050(A)
 Shell Transport & Trading Company plc                               80               525
 Tesco plc                                                          108               336

                                                              Shares/Par          Value
-----------------------------------------------------------------------------------------
United Kingdom -- Continued
 Vodafone Group plc                                                 781          $  1,424
 WPP Group plc                                                       84               642
                                                                                 --------
                                                                                    9,613
                                                                                 --------
Total Common Stock and Equity Interests (Identified Cost --
 $32,987)                                                                          30,927
-----------------------------------------------------------------------------------------
Preferred Shares -- 1.4%

Germany -- 1.4%
 Porsche AG                                                           1               453
                                                                                 --------
Total Preferred Shares (Identified Cost -- $369)                                      453
-----------------------------------------------------------------------------------------
Total Investments -- 96.8% (Identified Cost -- $33,356)                            31,380
Other Assets Less Liabilities -- 3.2%                                               1,053
                                                                                 --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
   1,340 Primary Class shares outstanding                      $ 45,823
   1,888 Class A shares outstanding                              18,436
      91 Institutional Class shares outstanding                   3,918
Accumulated net realized gain/(loss) on investments and
 foreign currency transactions                                  (33,762)
Unrealized appreciation/(depreciation) of investments and
 foreign currency translations                                   (1,982)
                                                               --------

NET ASSETS -- 100.0%                                                              $32,433
                                                                                 ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                      $9.46
                                                                                 ========
 CLASS A                                                                            $9.98
                                                                                 ========
 INSTITUTIONAL CLASS                                                               $10.10
                                                                                 ========

MAXIMUM OFFERING PRICE PER SHARE:

 CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF
   OFFERING PRICE)                                                                 $10.48
                                                                                 ========
-----------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statements of Operations

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                          -------------------------------------------------------
                                                            Year Ended 12/31/02
                                            Global      International    Emerging
                                            Income         Equity         Markets       Europe
                                             Trust          Trust          Trust         Fund
-------------------------------------------------------------------------------------------------
Investment Income:
Interest                                    $2,320         $     38       $    63      $     31
Dividends                                       --            2,627         1,534           967
     Less foreign tax withheld                  (8)            (289)         (125)          (99)
                                            ------         --------       -------      --------
     Total income                            2,312            2,376         1,472           899
                                            ------         --------       -------      --------
Expenses:
Management fee                                 310              719           632           453
Distribution and service fees                  310              957(A)        632           252(A)
Audit and legal fees                            53               56            57            39
Custodian fee                                  134              293           327           176
Directors' fees                                  8                8             8             8
Registration fees                               16               18            17            38
Reports to shareholders                         17               34            18            21
Transfer agent and shareholder servicing
 expense                                        41              173            91            62(A)
Other expenses                                  11               44            91            24
                                            ------         --------       -------      --------
                                               900            2,302         1,873         1,073
     Less fees waived                         (115)            (147)         (292)          (97)
                                            ------         --------       -------      --------
     Total expenses, net of waivers            785            2,155         1,581           976
                                            ------         --------       -------      --------
NET INVESTMENT INCOME/(LOSS)                 1,527              221          (109)          (77)
                                            ------         --------       -------      --------
Net Realized and Unrealized Gain/(Loss)
 on Investments:
Realized gain/(loss) on:
 Investments, options and futures             (148)         (13,996)       (2,456)      (18,836)
 Foreign currency transactions                (220)             (34)       (2,573)        3,826
                                            ------         --------       -------      --------
                                              (368)         (14,030)       (5,029)      (15,010)
                                            ------         --------       -------      --------
Change in unrealized
 appreciation/(depreciation) of:
 Investments, options and futures            2,930            1,548        (4,353)        1,478
 Assets and liabilities denominated in
   foreign currencies                           13               44             7            (6)
                                            ------         --------       -------      --------
                                             2,943            1,592        (4,346)        1,472
                                            ------         --------       -------      --------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS                              2,575          (12,438)       (9,375)      (13,538)
-------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $4,102         $(12,217)      $(9,484)     $(13,615)
-------------------------------------------------------------------------------------------------

(A) See Note 1 to the financial statements.

See notes to financial statements.

Statements of Changes in Net Assets

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                     Global Income Trust    International Equity Trust
                                                    ---------------------------------------------------
                                                         Years Ended                Years Ended
                                                    12/31/02    12/31/01      12/31/02       12/31/01
-------------------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                         $ 1,527    $  2,096      $    221       $   (559)
Net realized gain/(loss) on investments, options,
 futures and foreign currency transactions              (368)     (1,421)      (14,030)       (26,334)
Change in unrealized appreciation/(depreciation)
 of
 investments, options, futures, and assets and
 liabilities denominated in foreign currencies         2,943         529         1,592         (4,164)
-------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations         4,102       1,204       (12,217)       (31,057)
Distributions to shareholders:
 From net investment income:
     Primary Class                                    (1,508)     (1,006)           --             --
 Tax return of capital:
     Primary Class                                        --      (1,096)           --             --
 From net realized gain on investments:
     Primary Class                                        --          --            --             --
     Class A                                             N/A         N/A           N/A            N/A
     Institutional Class                                 N/A         N/A            --             --
Change in net assets from Fund share transactions:
     Primary Class                                    (4,753)    (12,731)      (14,036)       (43,219)
     Class A                                             N/A         N/A           N/A            N/A
     Institutional Class                                 N/A         N/A            91             34
Change in net assets from shares issued in
 connection
 with fund acquisition:
     Primary Class                                       N/A         N/A           N/A            N/A
     Class A                                             N/A         N/A           N/A            N/A
     Institutional Class                                 N/A         N/A           N/A            N/A
-------------------------------------------------------------------------------------------------------
Change in net assets                                  (2,159)    (13,629)      (26,162)       (74,242)
Net Assets:
Beginning of year                                     43,609      57,238       107,328        181,570
-------------------------------------------------------------------------------------------------------
End of year                                          $41,450    $ 43,609      $ 81,166       $107,328
-------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)           $  (311)   $    (63)     $    180       $     (8)
-------------------------------------------------------------------------------------------------------

N/A - Not applicable.

See notes to financial statements.

                                                    Emerging Markets Trust         Europe Fund
                                                    -----------------------------------------------
                                                          Years Ended              Years Ended
                                                     12/31/02     12/31/01    12/31/02    12/31/01
---------------------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                         $   (109)    $   (247)   $    (77)   $   (493)
Net realized gain/(loss) on investments, options,
 futures and foreign currency transactions             (5,029)      (6,531)    (15,010)    (15,854)
Change in unrealized appreciation/(depreciation)
 of
 investments, options, futures, and assets and
 liabilities denominated in foreign currencies         (4,346)       8,675       1,472      (9,492)
---------------------------------------------------------------------------------------------------
Change in net assets resulting from operations         (9,484)       1,897     (13,615)    (25,839)
Distributions to shareholders:
 From net investment income:
     Primary Class                                         --           --          --          --
 Tax return of capital:
     Primary Class                                         --           --          --          --
 From net realized gain on investments:
     Primary Class                                         --           --          --         (97)
     Class A                                              N/A          N/A          --        (135)
     Institutional Class                                  N/A          N/A          --          (6)
Change in net assets from Fund share transactions:
     Primary Class                                     (5,302)     (10,118)     (5,609)     (9,243)
     Class A                                              N/A          N/A      (6,009)    (17,705)
     Institutional Class                                  N/A          N/A        (476)        (95)
Change in net assets from shares issued in
 connection
 with fund acquisition:
     Primary Class                                        N/A          N/A          --       2,193
     Class A                                              N/A          N/A          --      18,412
     Institutional Class                                  N/A          N/A          --       1,769
---------------------------------------------------------------------------------------------------
Change in net assets                                  (14,786)      (8,221)    (25,709)    (30,746)
Net Assets:
Beginning of year                                      66,647       74,868      58,142      88,888
---------------------------------------------------------------------------------------------------
End of year                                          $ 51,861     $ 66,647    $ 32,433    $ 58,142
---------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)           $   (641)    $   (647)   $     --    $     --
---------------------------------------------------------------------------------------------------

N/A - Not applicable.

See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

Legg Mason Global Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share and, with respect to Europe Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                        Investment Operations
                                         ----------------------------------------------------
                                                           Net Realized and
                             Net Asset      Net       Unrealized Gain/(Loss) on
                              Value,     Investment     Investments, Options,      Total From
                             Beginning    Income/        Futures and Foreign       Investment
                              of Year      (Loss)       Currency Transactions      Operations
---------------------------------------------------------------------------------------------
Global Income Trust
-- Primary Class
  Years Ended Dec. 31,
     2002                     $ 8.10       $ .30(A)             $  .53               $  .83
     2001                       8.25         .39                  (.19)                 .20
     2000                       9.28         .50(A)               (.97)                (.47)
     1999                      10.14         .40                  (.74)                (.34)
     1998                       9.60         .37                   .70                 1.07

International Equity Trust
-- Primary Class
  Years Ended Dec. 31,
     2002                     $ 9.19       $ .02(B)             $(1.19)              $(1.17)
     2001                      11.35        (.07)(B)             (2.09)               (2.16)
     2000                      14.23        (.11)                (2.58)               (2.69)
     1999                      12.64          --                  2.51                 2.51
     1998                      11.78         .01                   .99                 1.00

Emerging Markets Trust
-- Primary Class
  Years Ended Dec. 31,
     2002                     $10.08       $(.03)(C)            $(1.41)              $(1.44)
     2001                       9.74        (.05)(C)               .39                  .34
     2000                      14.00        (.18)(C)             (4.07)               (4.25)
     1999                       6.96        (.08)(C)              7.12                 7.04
     1998                       9.85         .01(C)              (2.90)               (2.89)
---------------------------------------------------------------------------------------------

(A) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 1.90% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 2.18%; and 2000, 1.98%.

(B) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 2.25% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 2.40%; and 2001, 2.27%.

(C) Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 2.50% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 2.96%; 2001, 2.83%; 2000, 2.58%; 1999, 2.75%; and 1998, 2.78%.

                      Distributions
---------------------------------------------------------

       From         Tax        From Net
       Net         Return      Realized
    Investment       of         Gain on         Total
      Income      Capital     Investments   Distributions
---------------------------------------------------------
      $(.30)       $  --        $   --         $ (.30)
       (.15)        (.20)           --           (.35)
         --         (.56)           --           (.56)
       (.01)        (.43)         (.08)          (.52)
       (.47)          --          (.06)          (.53)

      $  --        $  --        $   --         $   --
         --           --            --             --
         --           --          (.19)          (.19)
       (.05)          --          (.87)          (.92)
       (.14)          --            --           (.14)

      $  --        $  --        $   --         $   --
         --           --            --             --
       (.01)          --            --           (.01)
         --           --            --             --
         --           --            --             --
---------------------------------------------------------

                                           Ratios/Supplemental Data
---              -----------------------------------------------------------------------------
        Net                    Expenses             Net                              Net
       Asset                      to            Investment                         Assets,
      Value,                   Average         Income/(Loss)       Portfolio       End of
      End of     Total           Net            to Average         Turnover       Year (in
       Year      Return         Assets          Net Assets           Rate        thousands)
---  -----------------------------------------------------------------------------------------
      $ 8.63      10.51%         1.90%(A)           3.70%(A)          141%        $ 41,450
        8.10       2.47%         1.90%              4.23%             263%          43,609
        8.25      (5.02)%        1.90%(A)           6.48%(A)          190%          57,238
        9.28      (3.23)%        1.90%              4.58%             354%          86,634
       10.14      11.50%         1.87%              4.51%             288%         120,805
      $ 8.02     (12.73)%        2.25%(B)            .23%(B)          109%        $ 81,032
        9.19     (19.03)%        2.25%(B)           (.41)%(B)         202%         107,243
       11.35     (19.10)%        2.12%              (.65)%            193%         181,500
       14.23      20.58%         2.13%              (.06)%            148%         295,236
       12.64       8.49%         2.14%               .06%              72%         258,521
      $ 8.64     (14.29)%        2.50%(C)           (.17)%(C)          78%        $ 51,861
       10.08       3.49%         2.50%(C)           (.36)%(C)          64%          66,647
        9.74     (30.35)%        2.50%(C)          (1.19)%(C)         100%          74,868
       14.00     101.15%         2.50%(C)          (1.06)%(C)         123%         120,758
        6.96     (29.34)%        2.50%(C)            .09%(C)           76%          42,341
---

                                                         Investment Operations
                                         -----------------------------------------------------
                                                           Net Realized and
                             Net Asset      Net        Unrealized Gain/(Loss) on
                              Value,     Investment      Investments, Options,      Total From
                             Beginning    Income/         Futures and Foreign       Investment
                              of Year      (Loss)        Currency Transactions      Operations
----------------------------------------------------------------------------------------------
Europe Fund (E)
-- Primary Class
  Years Ended Dec. 31,
     2002                     $13.45       $(.37)(F)            $(3.62)               $(3.99)
     2001                      19.21        (.25)(F)             (5.47)                (5.72)
     2000                      27.90        (.36)                (5.64)                (6.00)
     1999                      24.39        (.29)(G)              5.97                  5.68
     1998                      20.86         .11(F)               8.09                  8.20
-- Class A
  Years Ended Dec. 31,
     2002                     $14.08       $ .21(H)             $(4.31)               $(4.10)
     2001                      19.95        (.06)(H)             (5.77)                (5.83)
     2000                      28.61        (.20)                (5.77)                (5.97)
     1999                      24.77        (.09)(G)              6.10                  6.01
     1998                      20.97         .02(H)               8.52                  8.54
----------------------------------------------------------------------------------------------

(D) Excluding sales charge for Europe Fund's Class A shares.

(E) The financial information for the year ended December 31, 1998, is for the Bartlett Europe Fund. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund.

(F) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 2.89%, 2001, 2.71%; and 1998, 2.59%.

(G) Computed using average monthly shares outstanding.

(H) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 2.01%, 2001, 1.89%; and 1998, 1.89%.

See notes to financial statements.

               Distributions
--------------------------------------------

       From       From Net
       Net        Realized
    Investment     Gain on         Total
      Income     Investments   Distributions
--------------------------------------------
      $  --        $   --         $   --
         --          (.04)          (.04)
         --         (2.69)         (2.69)
       (.07)        (2.10)         (2.17)
       (.36)        (4.31)         (4.67)
      $  --        $   --         $   --
         --          (.04)          (.04)
         --         (2.69)         (2.69)
       (.07)        (2.10)         (2.17)
       (.43)        (4.31)         (4.74)
--------------------------------------------

                                             Ratios/Supplemental Data
---              --------------------------------------------------------------------------------
        Net                       Expenses             Net                              Net
       Asset                         to            Investment                         Assets,
      Value,                      Average         Income/(Loss)       Portfolio       End of
      End of       Total            Net            to Average         Turnover       Year (in
       Year      Return(D)         Assets          Net Assets           Rate        thousands)
---  --------------------------------------------------------------------------------------------
      $ 9.46       (29.67)%      2.60%(F)              (.62)%(F)        171%          $12,677
       13.45       (29.78)%      2.60%(F)             (1.12)%(F)        133%           23,864
       19.21       (22.56)%        2.49%              (1.45)%           147%           43,387
       27.90        24.44%         2.58%              (1.15)%            93%           56,871
       24.39        40.48%       2.51%(F)             (1.15)%(F)        103%           32,325
      $ 9.98       (29.12)%      1.84%(H)               .15%(H)         171%          $18,834
       14.08       (29.23)%      1.83%(H)              (.32)%(H)        133%           32,474
       19.95       (21.87)%        1.71%               (.69)%           147%           45,084
       28.61        25.41%         1.79%               (.38)%            93%           78,429
       24.77        41.85%       1.81%(H)              (.10)%(H)        103%           57,406
---

Notes to Financial Statements

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified. On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund.

  Each Fund consists of at least two classes of shares: Primary Class and Institutional Class. The Institutional Classes of Global Income and Emerging Markets have not commenced operations. Europe Fund has an additional authorized class of shares: Class A. Information about the Institutional Class is contained in a separate report to its shareholders. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the year ended December 31, 2002, transfer agent and shareholder servicing expenses for Europe Fund were allocated as follows:
Primary Class, $40; Class A, $21; and Institutional Class, $1. Rule 12b-1 distribution fees were allocated as follows: Primary Class, $189; and Class A, $63.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

--------------------------------------------------------------------------------

  Most securities held by Global Income are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

  Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 2002, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                      Receivable for        Payable for
                      Securities Sold   Securities Purchased
------------------------------------------------------------
Global Income              $ 10                 $ 69
International Equity         --                   --
Emerging Markets             --                   84
Europe Fund                 397                  420

  For the year ended December 31, 2002, investment transactions (excluding short-term investments) were as follows:

                                  Purchases                      Proceeds From Sales
                      ---------------------------------   ---------------------------------
                      U.S. Gov't. Securities    Other     U.S. Gov't. Securities    Other
-------------------------------------------------------------------------------------------
Global Income                $24,349           $ 25,049          $31,248           $ 30,140
International Equity              --            102,577               --            116,152
Emerging Markets                  --             46,968               --             51,699
Europe Fund                       --             78,431               --             85,338

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt

--------------------------------------------------------------------------------

obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid monthly for Global Income, and annually for International Equity, Emerging Markets and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At December 31, 2002, there were no dividends payable for International Equity, Emerging Markets, or Europe Fund. Global Income had accrued dividends payable of $5 at December 31, 2002. There were no capital gain distributions payable for any of the Funds at December 31, 2002. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

  Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

  Gains realized upon disposition of Indian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains of Thai securities is paid prior to repatriation of sales proceeds. The tax on realized gains of Indian securities is paid annually.

--------------------------------------------------------------------------------

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute substantially all taxable income and capital gains to their shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  Distributions during the years ended December 31, 2002 and 2001, were characterized as follows for tax purposes:

                            Global Income             Europe Fund
                         -------------------      --------------------
                         For the Years Ended      For the Years Ended
                            December 31,              December 31,
                           2002       2001          2002         2001
----------------------------------------------------------------------
Ordinary income           $1,508     $1,006        $   --        $ --
Long-term capital gains       --         --            --         238
Return of capital             --      1,096            --          --
                          ------     ------        ------        ----
                          $1,508     $2,102        $   --        $238
                          ======     ======        ======        ====

  No ordinary income or capital gain distributions were paid during the years ended December 31, 2002 and 2001, for International Equity, Emerging Markets or Europe Fund.

  Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year ("post-October loss") as occurring on the first day of the following tax year. For the year ended December 31, 2002, realized capital and currency losses reflected in the accompanying financial statements, which will not

--------------------------------------------------------------------------------

be recognized for federal income tax purposes until 2003, are shown in the table below.

  The tax basis components of net assets at December 31, 2002, were as follows:

                               Global    International   Emerging    Europe
                               Income       Equity       Markets      Fund
----------------------------------------------------------------------------
Unrealized appreciation        $ 3,799     $  6,687      $ 4,170    $    590
Unrealized depreciation         (1,066)      (8,895)     (11,256)     (3,952)
                               -------     --------      -------    --------
Net unrealized appreciation/
  (depreciation)                 2,733       (2,208)      (7,086)     (3,362)
Undistributed ordinary income       22          180           --          --
Capital loss carryforwards      (6,618)     (42,425)      (9,251)    (31,021)
Post-October loss push and
  other loss deferrals            (219)        (788)      (1,883)     (1,361)
Paid-in capital                 45,532      126,407       70,081      68,177
                               -------     --------      -------    --------
Net assets                     $41,450     $ 81,166      $51,861    $ 32,433
                               =======     ========      =======    ========

  The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, capital loss carryforwards were as follows:

Expiration  Global   International   Emerging   Europe
   Date     Income      Equity       Markets     Fund
-------------------------------------------------------
   2006     $   --      $    --       $   33    $    --
   2007      4,319           --           --         --
   2008      1,987          835           --         --
   2009        107       25,801        4,483     15,321
   2010        205       15,789        4,735     15,700

--------------------------------------------------------------------------------

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2002, the Funds recorded the following permanent reclassifications, which relate primarily to reclassifications of gains/losses on paydown securities and/or currency transactions for Global Income and International Equity, and to the current net operating losses for Emerging Markets and Europe Fund. Results of operations and net assets were not affected by these reclassifications.

                              Global   International   Emerging   Europe
                              Income      Equity       Markets     Fund
------------------------------------------------------------------------
Undistributed net investment
  income                      $(267)       $(33)        $ 115     $  77
Accumulated net realized
  gain/(loss)                   267          33           180        57
Paid-in capital                  --          --          (295)     (134)

  At December 31, 2002, the cost of investments for federal income tax purposes was as follows:

Global Income         $34,327
International Equity   83,369
Emerging Markets       57,984
Europe Fund            34,736

3. Options and Futures:

  As part of their investment programs, Global Income and Europe Fund may utilize options and futures. International Equity and Emerging Markets may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

--------------------------------------------------------------------------------

  When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

   PURCHASED OPTION:                     IMPACT ON THE FUND:
The option expires        Realize a loss in the amount of the cost of the
                          option.
---------------------------------------------------------------------------
The option is closed      Realize a gain or loss depending on whether the
through a closing sale    proceeds from the closing sale transaction are
transaction               greater or less than the cost of the option.
---------------------------------------------------------------------------
The Fund exercises a      The cost of the security purchased through the
call option               exercise of the option will be increased by the
                          premium originally paid to purchase the option.
---------------------------------------------------------------------------
The Fund exercises a put  Realize a gain or loss from the sale of the
option                    underlying security. The proceeds of that sale
                          will be reduced by the premium originally paid to
                          purchase the put option.
---------------------------------------------------------------------------
WRITTEN OPTION:           IMPACT ON THE FUND:
The option expires        Realize a gain equal to the amount of the premium
                          received.
---------------------------------------------------------------------------
The option is closed      Realize a gain or loss without regard to any
through a closing         unrealized gain or loss on the underlying
purchase transaction      security and eliminate the option liability. The
                          Fund will realize a loss in this transaction if
                          the cost of the closing purchase exceeds the
                          premium received when the option was written.
---------------------------------------------------------------------------
A written call option is  Realize a gain or loss from the sale of the
exercised by the option   underlying security. The proceeds of the sale
purchaser                 will be increased by the premium originally
                          received when the option was written.
---------------------------------------------------------------------------
A written put option is   The amount of the premium originally received
exercised by the option   will reduce the cost of the security that the
purchaser                 Fund purchased when the option was exercised.
---------------------------------------------------------------------------

  The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the

--------------------------------------------------------------------------------

underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

  Activity in call and put options during the year ended December 31, 2002, was as follows:

                                        -------------------------------------------
                                               Calls                   Puts
                                         Actual                 Actual
            Global Income               Contracts   Premiums   Contracts   Premiums
-----------------------------------------------------------------------------------
Options outstanding, December 31, 2001     233       $  29      570,000     $   4
Options written                            181         173          156       122
Options closed                            (352)       (142)        (111)     (103)
Options expired                            (18)        (14)    (570,022)      (13)
Options exercised                          (32)        (30)          (7)       (4)
-----------------------------------------------------------------------------------
Options outstanding, December 31, 2002      12       $  16           16     $   6
===================================================================================

  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

  The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

  The open futures positions and related appreciation or depreciation at December 31, 2002, for Global Income are listed at the end of its statement of net assets.

4. Financial Instruments:

Emerging Market Securities

  Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in

--------------------------------------------------------------------------------

emerging market countries and, with respect to Global Income, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

  As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

  Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

--------------------------------------------------------------------------------

  At December 31, 2002, open forward currency exchange contracts were as follows:

Global Income:

                          Contract to
                 -----------------------------   Unrealized
Settlement Date   Receive(A)      Deliver(A)     Gain/(Loss)
------------------------------------------------------------
2/20/03          AUD    1,641    USD      914       $   5
2/20/03          USD      413    AUD      739          (1)
2/20/03          CAD    1,094    USD      693          (1)
2/20/03          EUR    2,595    USD    2,615         101
2/20/03          USD    4,912    EUR    4,880        (195)
2/20/03          GBP      378    USD      595          11
2/20/03          USD      423    GBP      268          (7)
2/20/03          JPY  783,425    USD    6,536          73
2/20/03          USD    5,345    JPY  641,354         (66)
2/20/03          USD    1,191    SEK   10,807         (48)
                                                    -----
                                                    $(128)
                                                    =====

5. Transactions With Affiliates:

  Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. For each Fund, these expense limitations expire on April 30, 2003. The following chart shows annual rates of management fees,

---------------
(A)Definitions of currency abbreviations:

AUD  --    Australian dollar
CAD  --    Canadian dollar
EUR  --    Euro
GBP  --    British pound
JPY  --    Japanese yen
SEK  --    Swedish krona
USD  --    United States dollar

--------------------------------------------------------------------------------

expense limits, management fees waived, and management fees payable for each
Fund:

                                                      Year Ended              At
                                                   December 31, 2002   December 31, 2002
                                                   -----------------   -----------------
                                                      Management          Management
                         Management    Expense        Fees Waived        Fees Payable
Fund                        Fee       Limitation   (Actual Dollars)    (Actual Dollars)
----------------------------------------------------------------------------------------
Global Income
  -- Primary Class         0.75%        1.90%          $ 89,286            $     --
International Equity
  -- Primary Class         0.75%        2.25%           116,164              40,256
  -- Institutional
    Class                  0.75%        1.25%               226                 101
Emerging Markets
  -- Primary Class         1.00%        2.50%           291,798              33,170
Europe Fund
  -- Primary Class         1.00%        2.60%            31,768              12,037
  -- Class A               1.00%        1.85%            40,798              17,277
  -- Institutional
    Class                  1.00%        1.60%             2,016                 846

  Western Asset Management Company ("WAM") serves as investment adviser to Global Income. WAM is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Income.

  Western Asset Management Company Limited ("WAML") serves as investment sub-adviser to Global Income. WAM (not the Fund) pays WAML a fee at an annual rate equal to 0.20% of the Fund's average daily net assets, net of any waivers. LMFA pays WAML a sub-administration fee at an annual rate equal to 0.10% of the Fund's average daily net assets, net of any waivers.

  Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity and 75% of the fee received from Emerging Markets.

  Lombard Odier Darier Hentsch Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee received by LMFA from the Fund.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual

--------------------------------------------------------------------------------

distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                        Year Ended
                                                    December 31, 2002         At December 31, 2002
                                                 ------------------------   ------------------------
                                                 Distribution and Service   Distribution and Service
                        Distribution   Service         Fees Waived                Fees Payable
                            Fee          Fee         (Actual Dollars)           (Actual Dollars)
----------------------------------------------------------------------------------------------------
Global Income
  -- Primary Class         0.50%        0.25%            $25,297                    $19,876
International Equity
  -- Primary Class         0.75%        0.25%             30,579                     47,550
Emerging Markets
  -- Primary Class         0.75%        0.25%                 --                     45,961
Europe Fund
  -- Primary Class         0.75%        0.25%             22,301                         --
  -- Class A                 --         0.25%                 --                      4,121

  No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended December 31, 2002. LM Fund Services, Inc. has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. the following amounts for the year ended December 31, 2002: Global Income, $17; International Equity, $50; Emerging Markets, $31; and Europe Fund $17.

  LMFA, Batterymarch, WAM, WAML and LM Fund Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

6. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the year ended December 31, 2002, the Funds had no borrowings under the Credit Agreement.

7. Acquisition of Bartlett Value International Fund:

  On March 23, 2001, the Europe Fund acquired substantially all of the assets of the Bartlett Value International Fund, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by the shareholders of Bartlett Value International Fund on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 1,196 Class A shares (having a value of $18,412), 148 Primary Class shares (having a value of $2,193), and 114 Institutional

--------------------------------------------------------------------------------

Class shares (having a value of $1,769), for the 1,780 Class A, 217 Primary Class, and 172 Institutional Class shares, respectively, of the Bartlett Value International Fund outstanding at the merger date. The Bartlett Value International Fund's net assets at that date, which included $1,201 of accumulated net realized loss and $3,563 of net unrealized gain, were combined with those of Europe Fund, resulting in aggregate net assets of $87,483.

8. Fund Share Transactions:

  At December 31, 2002, there were 125,000 shares authorized at $.001 par value for all active classes of each portfolio of the Corporation. Share transactions were as follows:

                                                   Reinvestment
                                    Sold         of Distributions
                              ----------------   -----------------
                              Shares   Amount    Shares    Amount
------------------------------------------------------------------
Global Income
-- Primary Class
  Year Ended Dec. 31, 2002       577   $ 4,761     165     $1,351
  Year Ended Dec. 31, 2001       307     2,534     229      1,874

International Equity
-- Primary Class
  Year Ended Dec. 31, 2002     9,597   $82,245      --     $   --
  Year Ended Dec. 31, 2001     5,669    56,284       1          4

-- Institutional Class
  Year Ended Dec. 31, 2002        31   $   294      --     $   --
  Year Ended Dec. 31, 2001        20       218      --         --

Emerging Markets
-- Primary Class
  Year Ended Dec. 31, 2002       930   $ 9,449      --     $   --
  Year Ended Dec. 31, 2001       621     6,073      --         --

Europe Fund
-- Primary Class
  Year Ended Dec. 31, 2002     7,346   $82,891      --     $   --
  Year Ended Dec. 31, 2001     1,942(A)  28,911(B)     6       94

-- Class A
  Year Ended Dec. 31, 2002     8,273   $97,178      --     $   --
  Year Ended Dec. 31, 2001     4,627(C)  68,921(D)     8      121

-- Institutional Class
  Year Ended Dec. 31, 2002        23   $   271      --     $   --
  Year Ended Dec. 31, 2001       169(E)   2,672(F)  N.M.        4

--------------------------------------------------------------------------------

                                   Repurchased          Net Change
                               -------------------   -----------------
                               Shares     Amount     Shares    Amount
----------------------------------------------------------------------
Global Income
-- Primary Class
  Year Ended Dec. 31, 2002      (1,327)  $ (10,865)    (585)  $ (4,753)
  Year Ended Dec. 31, 2001      (2,086)    (17,139)  (1,550)   (12,731)

International Equity
-- Primary Class
  Year Ended Dec. 31, 2002     (11,157)  $ (96,281)  (1,560)  $(14,036)
  Year Ended Dec. 31, 2001      (9,995)    (99,507)  (4,325)   (43,219)

-- Institutional Class
  Year Ended Dec. 31, 2002         (24)  $    (203)       7   $     91
  Year Ended Dec. 31, 2001         (17)       (184)       3         34

Emerging Markets
-- Primary Class
  Year Ended Dec. 31, 2002      (1,538)  $ (14,751)    (608)  $ (5,302)
  Year Ended Dec. 31, 2001      (1,693)    (16,191)  (1,072)   (10,118)

Europe Fund
-- Primary Class
  Year Ended Dec. 31, 2002      (7,781)  $ (88,500)    (435)  $ (5,609)
  Year Ended Dec. 31, 2001      (2,432)    (36,055)    (484)    (7,050)

-- Class A
  Year Ended Dec. 31, 2002      (8,691)  $(103,187)    (418)  $ (6,009)
  Year Ended Dec. 31, 2001      (4,589)    (68,335)      46        707

-- Institutional Class
  Year Ended Dec. 31, 2002         (59)  $    (747)     (36)  $   (476)
  Year Ended Dec. 31, 2001         (63)     (1,002)     106      1,674
----------------------------------------------------------------------

(A) Includes 148 shares issued in connection with fund acquisition (see Note 7).

(B) Includes $2,193 from fund acquisition (see Note 7).

(C) Includes 1,196 shares issued in connection with fund acquisition (see Note
    7).

(D) Includes $18,412 from fund acquisition (see Note 7).

(E) Includes 114 shares issued in connection with fund acquisition (see Note 7).

(F) Includes $1,769 from fund acquisition (see Note 7).

N.M. -- Not meaningful.

Report of Independent Accountants

To the Shareholders of Global Income Trust, International Equity Trust, Emerging Markets Trust and Europe Fund and to the Directors of Legg Mason Global Trust,
Inc.:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Income Trust, International Equity Trust, Emerging Markets Trust, and Europe Fund (comprising the Primary Class and Class A of Legg Mason Global Trust, Inc., hereafter referred to as the "Funds") at December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 31, 2003

Special Meeting of Shareholders

  A Special Meeting of Shareholders of the Funds was held on October 30, 2002, at which the following actions were taken:

  Proposal 1: To elect a Board of Directors:

                       Global Income         International Equity       Emerging Markets           Europe Fund
                   ----------------------   ----------------------   ----------------------   ----------------------
                   Affirmative   Withheld   Affirmative   Withheld   Affirmative   Withheld   Affirmative   Withheld
--------------------------------------------------------------------------------------------------------------------
John F. Curley,
 Jr.                  2,762         79         5,317        376         3,448        124         1,871         61
Mark R. Fetting       2,753         88         5,288        405         3,441        131         1,870         62
Richard G.
 Gilmore              2,747         94         5,314        379         3,446        126         1,868         64
Arnold L. Lehman      2,761         80         5,315        378         3,441        131         1,868         64
Robin J.W.
 Masters              2,750         91         5,278        415         3,441        131         1,871         61
Jill E. McGovern      2,759         82         5,315        378         3,445        127         1,870         62
Arthur S. Mehlman     2,752         89         5,278        415         3,441        131         1,871         61
G. Peter O'Brien      2,762         79         5,318        375         3,451        121         1,870         62
S. Ford Rowan         2,764         77         5,316        377         3,455        117         1,871         61

  Proposal 2a: To modify the fundamental investment restriction on borrowing money:

                          Global   International   Emerging   Europe
                          Income      Equity       Markets     Fund
--------------------------------------------------------------------
Affirmative               2,639        5,130        3,329     1,608
Against                     109          232          160        74
Abstain                      88          330           82        32
Broker non-votes              5            1            1       218

  Proposal 2b: To modify the fundamental investment restriction on underwriting securities:

                          Global   International   Emerging   Europe
                          Income      Equity       Markets     Fund
--------------------------------------------------------------------
Affirmative               2,641        5,138        3,337     1,612
Against                     107          224          152        70
Abstain                      88          330           82        32
Broker non-votes              5            1            1       218

  Proposal 2c: To modify the fundamental investment restriction on lending:

                          Global   International   Emerging   Europe
                          Income      Equity       Markets     Fund
--------------------------------------------------------------------
Affirmative               2,639        5,155        3,334     1,613
Against                     109          207          155        69
Abstain                      88          330           82        32
Broker non-votes              5            1            1       218

  Proposal 2d: To modify the fundamental investment restriction on issuing senior securities:

                          Global   International   Emerging   Europe
                          Income      Equity       Markets     Fund
--------------------------------------------------------------------
Affirmative               2,631        5,137        3,336     1,611
Against                     117          224          153        71
Abstain                      88          331           82        32
Broker non-votes              5            1            1       218

  Proposal 2e: To modify the fundamental investment restriction on real estate investments:

                          Global   International   Emerging   Europe
                          Income      Equity       Markets     Fund
--------------------------------------------------------------------
Affirmative               2,639        5,157        3,338     1,607
Against                     109          205          151        75
Abstain                      88          330           82        32
Broker non-votes              5            1            1       218

  Proposal 2f: To modify the investment restriction on investing in commodities:

                          Global   International   Emerging   Europe
                          Income      Equity       Markets     Fund
--------------------------------------------------------------------
Affirmative               2,637        5,151        3,334     1,613
Against                     111          211          155        69
Abstain                      88          330           82        32
Broker non-votes              5            1            1       218

  Proposal 2g: To modify the fundamental investment restriction on industry concentration:

                          Global   International   Emerging   Europe
                          Income      Equity       Markets     Fund
--------------------------------------------------------------------
Affirmative               2,642        5,141        3,339     1,614
Against                     106          221          150        68
Abstain                      88          330           82        32
Broker non-votes              5            1            1       218

  Proposal 2h: To remove the fundamental investment restriction on diversification:

                          Global   International   Emerging   Europe
                          Income      Equity       Markets     Fund
--------------------------------------------------------------------
Affirmative                 N/A        5,158        3,339     1,612
Against                     N/A          204          150        70
Abstain                     N/A          330           82        32
Broker non-votes            N/A            1            1       218

  Proposals 2i through 2t affected only, and were voted upon only by, shareholders of Europe Fund.

  Proposal 2i: To remove the fundamental investment restriction on investing in illiquid securities:

                          Europe
                           Fund
--------------------------------
Affirmative               1,603
Against                      79
Abstain                      32
Broker non-votes            218

  Proposal 2j: To remove the fundamental investment restriction on short sales:

                          Europe
                           Fund
--------------------------------
Affirmative               1,611
Against                      71
Abstain                      32
Broker non-votes            218

  Proposal 2k: To remove the fundamental investment restriction on margin transactions:

                          Europe
                           Fund
--------------------------------
Affirmative               1,612
Against                      70
Abstain                      32
Broker non-votes            218

  Proposal 2l: To remove the fundamental investment restriction on investments in oil, gas and mineral programs:

                          Europe
                           Fund
--------------------------------
Affirmative               1,614
Against                      68
Abstain                      32
Broker non-votes            218

  Proposal 2p: To remove the fundamental investment restriction on investments in securities of issuers that have been in operation less than three years:

                          Europe
                           Fund
--------------------------------
Affirmative               1,612
Against                      70
Abstain                      32
Broker non-votes            218

  Proposal 2t: To remove the fundamental investment restriction on purchasing warrants:

                          Europe
                           Fund
--------------------------------
Affirmative               1,613
Against                      69
Abstain                      32
Broker non-votes            218

  Proposal 3: To change the Funds' investment objective from fundamental to nonfundamental:

                          Global   International   Emerging   Europe
                          Income      Equity       Markets     Fund
--------------------------------------------------------------------
Affirmative               2,517        4,974        3,191     1,575
Against                     170          296          219       106
Abstain                     149          422          161        33
Broker non-votes              5            1            1       218

Directors and Officers

  The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

 --------------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH          NUMBER OF            OTHER
                    HELD WITH     OF TIME        LEGG MASON        DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE      FUND(S)     SERVED(A)     FUNDS OVERSEEN          HELD         DURING THE PAST FIVE YEARS
 --------------------------------------------------------------------------------------------------------------
 Curley, John F.,   Chairman     Since       Chairman and         None             Director and/or officer of
 Jr.(B)             and          1993        Director/ Trustee                     various Legg Mason
 Age 63             Director                 of all Legg Mason                     affiliates. Formerly: Vice
                                             funds (consisting                     Chairman and Director of
                                             of 23 portfolios).                    Legg Mason, Inc. and Legg
                                                                                   Mason Wood Walker,
                                                                                   Incorporated; Director of
                                                                                   Legg Mason Fund Adviser,
                                                                                   Inc. and Western Asset
                                                                                   Management Company (each a
                                                                                   registered investment
                                                                                   adviser).
 --------------------------------------------------------------------------------------------------------------
 Fetting, Mark      President    President   President and        Director of the  Executive Vice President of
 R.(C)              and          since       Director/Trustee of  Royce Family of  Legg Mason, Inc.; Director
 Age 48             Director     2001;       all Legg Mason       Funds            and/or officer of various
                                 Director    funds (consisting    (consisting of   Legg Mason affiliates since
                                 since       of 23 portfolios).   17 portfolios).  2000. Formerly: Division
                                 2002                                              President and Senior Officer
                                                                                   of Prudential Financial
                                                                                   Group, Inc. and related
                                                                                   companies, including fund
                                                                                   boards and consulting
                                                                                   services to subsidiary
                                                                                   companies (1991-2000);
                                                                                   Partner, Greenwich
                                                                                   Associates; Vice President,
                                                                                   T. Rowe Price Group, Inc.
 --------------------------------------------------------------------------------------------------------------
 Gilmore, Richard   Director     Since       Director/Trustee of  None             Retired. Trustee of Pacor
 G.                              1993        all Legg Mason                        Settlement Trust, Inc. since
 Age 75                                      funds (consisting                     1990. Formerly: Director of
                                             of 23 portfolios).                    CSS Industries, Inc.
                                                                                   (diversified holding company
                                                                                   that makes seasonal
                                                                                   decorative products); Senior
                                                                                   Vice President, Chief
                                                                                   Financial Officer and
                                                                                   Director of PECO Energy Co.,
                                                                                   Inc. (now Exelon
                                                                                   Corporation).
 --------------------------------------------------------------------------------------------------------------
 Lehman, Arnold     Director     Since       Director/Trustee of  None             Director of The Brooklyn
 L.                              1993        all Legg Mason                        Museum of Art since 1997.
 Age 58                                      funds (consisting                     Formerly: Director of The
                                             of 23 portfolios).                    Baltimore Museum of Art
                                                                                   (1979-1997).
 --------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH          NUMBER OF            OTHER
                    HELD WITH     OF TIME        LEGG MASON        DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE      FUND(S)     SERVED(A)     FUNDS OVERSEEN          HELD         DURING THE PAST FIVE YEARS
 --------------------------------------------------------------------------------------------------------------
 Masters, Robin     Director     Since       Director/Trustee of  None             Retired. Director of The
 J.W.                            2002        all Legg Mason                        Family Learning Centre (non-
 Age 46                                      funds (consisting                     profit) since 1996; Director
                                             of 23 portfolios).                    of Bermuda SMARTRISK (non-
                                                                                   profit) since 2001.
                                                                                   Formerly: Chief Investment
                                                                                   Officer of ACE Limited
                                                                                   (insurance).
 --------------------------------------------------------------------------------------------------------------
 McGovern, Jill     Director     Since       Director/Trustee of  None             Chief Executive Officer of
 E.                              1993        all Legg Mason                        The Marrow Foundation since
 Age 58                                      funds (consisting                     1993. Formerly: Executive
                                             of 23 portfolios).                    Director of the Baltimore
                                                                                   International Festival
                                                                                   (1991-1993); Senior
                                                                                   Assistant to the President
                                                                                   of The Johns Hopkins
                                                                                   University (1986-1990).
 --------------------------------------------------------------------------------------------------------------
 Mehlman, Arthur    Director     Since       Director/Trustee of  None             Retired. Director of
 S.                              2002        all Legg Mason                        Maryland Business Roundtable
 Age 60                                      funds (consisting                     for Education (non-profit);
                                             of 23 portfolios).                    Director of University of
                                                                                   Maryland College Park
                                                                                   Foundation (non-profit)
                                                                                   since 1998. Formerly:
                                                                                   Partner, KPMG LLP
                                                                                   (international accounting
                                                                                   firm).
 --------------------------------------------------------------------------------------------------------------
 O'Brien, G.        Director     Since       Director/Trustee of  Director of the  Trustee of Colgate
 Peter                           1999        all Legg Mason       Royce Family of  University and President of
 Age 57                                      funds (consisting    Funds            Hill House, Inc.
                                             of 23 portfolios).   (consisting of   (residential home care).
                                                                  17 portfolios);  Formerly: Managing Director,
                                                                  Director of      Equity Capital Markets Group
                                                                  Renaissance      of Merrill Lynch & Co.
                                                                  Capital          (1971- 1999).
                                                                  Greenwich
                                                                  Funds.
 --------------------------------------------------------------------------------------------------------------
 Rowan, S. Ford     Director     Since       Director/Trustee of  None             Consultant, Rowan & Blewitt
 Age 59                          2002        all Legg Mason                        Inc. (management
                                             funds (consisting                     consulting); Adjunct
                                             of 23 portfolios).                    Professor, George Washington
                                                                                   University since 2000;
                                                                                   Director of Santa Fe
                                                                                   Institute (scientific
                                                                                   research institute) since
                                                                                   1999; Director of Annapolis
                                                                                   Center for Science-Based
                                                                                   Public Policy since 1995.
 --------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------
                                  TERM OF
                                  OFFICE
                                    AND
                   POSITION(S)    LENGTH          NUMBER OF            OTHER
                    HELD WITH     OF TIME        LEGG MASON        DIRECTORSHIPS     PRINCIPAL OCCUPATION(S)
   NAME AND AGE      FUND(S)     SERVED(A)     FUNDS OVERSEEN          HELD         DURING THE PAST FIVE YEARS
 --------------------------------------------------------------------------------------------------------------
 Duffy, Marc        Vice         Since       Vice President and   None             Vice President and Secretary
 R.(D)              President    2000        Secretary of all                      of Legg Mason Fund Adviser,
 Age 45             and                      Legg Mason funds                      Inc. since 2000; Associate
                    Secretary                (consisting of 23                     General Counsel of Legg
                                             portfolios).                          Mason Wood Walker,
                                                                                   Incorporated since 1999.
                                                                                   Formerly: Senior Associate,
                                                                                   Kirkpatrick & Lockhart LLP
                                                                                   (1996-1999); Senior Counsel,
                                                                                   Securities and Exchange
                                                                                   Commission, Division of
                                                                                   Investment Management
                                                                                   (1989-1995).
 --------------------------------------------------------------------------------------------------------------
 Karpinski, Marie   Vice         Since       Vice President and   None             Vice President and Treasurer
 K.(D)              President    1993        Treasurer of all                      of Legg Mason Fund Adviser,
 Age 54             and                      Legg Mason funds                      Inc. and Western Asset
                    Treasurer                (consisting of 23                     Funds, Inc.; Treasurer of
                                             portfolios).                          Pacific American Income
                                                                                   Shares, Inc. and Western
                                                                                   Asset Premier Bond Fund.
 --------------------------------------------------------------------------------------------------------------

(A) Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors.

(B) Mr. Curley is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(C) Mr. Fetting is considered to be an interested person (as defined in the 1940
    Act) of the Corporation by virtue of being an employee of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Corporation.

(D) Officers of the Corporation are interested persons (as defined in the 1940
    Act).

    ADDITIONAL INFORMATION ABOUT THE CORPORATION'S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE
                    UPON REQUEST BY CALLING 1-800-822-5544.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

            Investment Advisers
               For Global Income Trust:
                  Western Asset Management Company
                  Pasadena, CA

               For International Equity and Emerging Markets Trusts:
                  Batterymarch Financial Management, Inc.
                  Boston, MA

               For Europe Fund:
                  Legg Mason Fund Adviser, Inc.
                  Baltimore, MD

            Investment Sub-Advisers
               For Global Income Trust:
                  Western Asset Management Company Limited
                  London, England

               For Europe Fund:
                  Lombard Odier Darier Hentsch Management Limited
                  London, England

            Investment Manager
               Legg Mason Fund Adviser, Inc.
               Baltimore, MD

            Board of Directors
               John F. Curley, Jr., Chairman
               Mark R. Fetting, President
               Richard G. Gilmore
               Arnold L. Lehman
               Robin J. W. Masters
               Dr. Jill E. McGovern
               Arthur S. Mehlman
               G. Peter O'Brien
               S. Ford Rowan

            Transfer and Shareholder Servicing Agent
               Boston Financial Data Services
               Braintree, MA

            Custodian
               State Street Bank & Trust Company
               Boston, MA

            Counsel
               Kirkpatrick & Lockhart LLP
               Washington, DC

            Independent Accountants
               PricewaterhouseCoopers LLP
               Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-042
2/03